SUBLEASE
     THIS SUBLEASE is made and entered into as of the 28th day of April, 1999 by and between ALTERNATIVE RESOURCES CORPORATION ("Sublandlord") and SUCCESS NATIONAL BANK ("Subtenant").
                                 WITHNESSETH:
     WHEREAS, Sublandlord is the tenant under that certain Office Lease dated July 15, 1996 and as thereafter amended (the "Prime Lease"), a copy of which is attached hereto as Exhibit A, with EQUITY OFFICE PROPERTIES (successor to NEW YORK LIFE INSURANCE COMPANY), as landlord ("Prime Landlord"), with respect to the office space commonly known as Suite 300, Building 100, Tri-State International Office Center, Lincolnshire, Illinois, and as more particularly described in the Prime Lease (the "Premises"); and
     WHEREAS, Subtenant desires to sublease from Sublandlord, and Sublandlord desires to sublease to Subtenant, the Premises, which contain 26,578 rentable square feet square feet and are depicted on Exhibit B attached hereto, upon the terms and conditions contained in this Sublease.
     NOW, THEREFORE, for and in consideration of the covenants and agreements set forth in this Sublease, Sublandlord and Subtenant agree as follows:
     1. Incorporation of Prime Lease. All of the terms of the Prime Lease are hereby incorporated into this Sublease and shall, as between Sublandlord and Subtenant (as if they were the Landlord and Tenant, respectively, under the Prime Lease) constitute the terms of this Sublease, except to the extent they are inapplicable to, inconsistent with, or modified by the terms of this Sublease. Subtenant acknowledges that it has thoroughly reviewed the Prime Lease, that it is familiar with the terms and conditions thereof, and that it agrees to be bound thereby in accordance with the terms and conditions contained in this Sublease. Notwithstanding anything to the contrary contained herein, the following Sections and Subsections of the Prime Lease are not made a part of this Sublease: 5; 23; 28.15; 28.17; 28.18; 28.19;
28.20; 28.22; Exhibit E, and Section 3 of the First Amendment to Office Lease.

     2. Demise of Premises: Term. Sublandlord hereby leases to Subtenant and Subtenant hereby accepts from Sublandlord the Premises for a term (the "Term") commencing on the one hundred twentieth (120th) day following the receipt of the consent of the Prime Landlord to this Sublease (the "Commencement Date") and ending on October 31, 2003, unless sooner terminated or unless extended as provided herein. So long as Subtenant is not in default hereunder, Subtenant shall have the right to extend the Term for an additional three (3) year period commencing on November 1, 2003 and ending on October 31, 2006 (the "Extended Term") by giving written notice of extension to Sublandlord on or before October 31, 2002. The terms of this Sublease shall govern any extension of the Term. As soon as possible after the Commencement Date Sublandlord and Subtenant shall execute and exchange a memorandum (in the form attached hereto as Exhibit C) confirming the Commencement Date. If Sublandlord does not deliver possession of the Premises to Subtenant by the aforesaid 120th day, then the Rent (as defined below) shall abate for the first full month of the Term, and if Sublandlord does not deliver possession of the Premises to Subtenant by the one hundred fiftieth (150th) day following receipt of the consent of the Prime Landlord to this Sublease, then the Rent shall abate at the rate of two (2) month's Rent for each month that possession is delayed after said 150th day; provided, however, if Sublandlord does not deliver possession of the Premises to Subtenant by the one hundred eightieth (180th) day following receipt of the consent of the Prime Landlord to this Sublease, then Subtenant shall have the right to terminate this Sublease by delivering written notice of termination to Sublandlord at any time after said 180th day and before possession of the Premises is delivered to Subtenant.

     3. Rent.




     A. Base Rent.

          (i) Commencing on the Commencement Date, Subtenant shall pay Sublandlord Base Rent at the rates per annum set forth below, payable in equal monthly installments, on the first day of each month during the term. If the Commencement Date is other than the first day of a calendar month, the first payment of Base Rent shall be payable on the Commencement Date and shall be equal to a proportionate part of the monthly installment of Base Rent.

          (ii) The Base Rent per annum for the year commencing on the Commencement Date shall be Three Hundred Seventy Two Thousand Ninety Two and No/100 Dollars ($372,092.00) payable in equal monthly installments of Thirty One Thousand Seven and 67/100 Dollars ($31,007.67). During the Term the Base Rent per annum for the year commencing on any anniversary of the Commencement Date shall be the product of the Base Rent in effect immediately prior to such anniversary, multiplied by one and three one-hundredths (1.03).

          (iii) During the Extended Term the Base Rent shall be as follows:

                       Period    Annual Base Rent         Monthly Base Rent
             11/01/03-10/31/04        $ 503,918.88             $  41,993.24
             11/01/04-10/31/05          519,068.34                43,255.70
              11/01/0510/31/06          534,483.58                44,540.30

     B. Additional Rent.

          (i) Subtenant shall, within twenty (20) days after demand therefor, pay to Sublandlord, any Additional Rent and any Per Square Foot Operating Expenses and Per Square Foot Taxes payable by Sublandlord pursuant to the Prime Lease with respect to the Term of this Sublease. Subtenant shall not be responsible for any portion of the Adjusted Monthly Base Rent Described in subsections 4.02A and B of the Prime Lease.

          (ii) Sublandlord shall promptly furnish Subtenant with any billings, statements and other information received by Sublandlord from Prime Landlord with respect to any year of the Term. Sublandlord shall cooperate with Subtenant's efforts to review Prime Landlord's books and records to verify Operating Expenses and Taxes and shall permit Subtenant to conduct such review in Sublandlord's name, subject in each instance to the prior written approval of Sublandlord, such approval not be unreasonably withheld, conditioned or delayed. Any such review shall be performed pursuant to the terms of the Prime Lease. All expenses of any review undertaken by Subtenant shall be borne by Subtenant and all refunds and/or adjustments resulting therefrom shall be remitted to Sublandlord who shall then remit all of such refunds, net of Sublandlord's reasonable expenses, to Subtenant.

     C. Payment of Rent. Subtenant shall pay Base Rent, Additional Rent, and all other amounts due from Subtenant to Sublandlord pursuant to this Sublease at such place as Sublandlord may designate in writing, in lawful money of the United States of America, without demand and without any deduction, setoff, or abatement. Sublandlord shall have the same rights and remedies with respect to the nonpayment of Additional Rent and any other amounts due from Subtenant to Sublandlord pursuant to this Sublease as with respect to the nonpayment of Base Rent. As used in this Lease, the term "Rent" or "rent" shall include Base Rent, Additional Rent, and all other amounts due from Subtenant to Sublandlord pursuant to this Sublease. Any delinquent Rent shall bear interest from the due date until paid or shall be subject to a flat late charge as provided in Subsection 28.01 of the Prime Lease.

     4. Use. Subtenant shall use and occupy the Premises only for general office and banking purposes.

     5. Condition and Maintenance of Premises. Subtenant subleases the Premises from Sublandlord in its "as is" condition, without requiring any further alterations, improvements or repairs to be made by Sublandlord. Subtenant represents that it has inspected the Premises and has found the same to be in satisfactory condition and that it is not relying on any representations or warranties of Sublandlord or Sublandlord's agents or employees with respect to the condition of the Premises.

     6. Sublandlord and Subtenant's Covenants. Subtenant agrees that Subtenant will not do anything which would constitute a default under the Prime Lease or omit to do anything which Subtenant is obligated to so under the terms of this Sublease and the omission of which would constitute a default under the Prime Lease. Sublandlord agrees that Sublandlord will not enter into any modification, termination or other agreement or take or omit to take any action with respect to the Prime Lease that would prevent or adversely affect the use by Subtenant of the Premises in accordance with the terms of this Sublease or increase the obligations of Subtenant hereunder. Sublandlord agrees to perform all of its obligations under the Prime Lease as and when due.

     7. Utilities and Services. Subtenant shall be entitled to all those services and utilities which the Prime Landlord is required by the Prime Lease to provide. Subtenant shall look solely to the Prime Landlord for the provision of such services and utilities, and Sublandlord shall not be responsible for the Prime Landlord's failure to provide the same. To the extent that the Prime Landlord charges Sublandlord for any additional services provided at Subtenant's request to the Premises beyond that required to be supplied by the Prime Lease without charge (i.e. additional cleaning, after hours "HVAC," etc.), Subtenant shall pay such charges, as Rent, within ten
(10) days after demand therefor. If the Prime Landlord will not accept such requests directly from Subtenant, Subtenant is hereby authorized to submit the same in the name of Sublandlord. Sublandlord agrees to use its best efforts to assure performance by Prime landlord of its obligations under the Prime Lease. Notwithstanding the foregoing, Subtenant acknowledges (i) that its electricity usage in the Premises is separately metered and is billed directly to Subtenant by ComEd and (ii) that Subtenant shall be responsible for paying the cost of such electricity.

     8. Shortening of Time Periods. Notwithstanding the provisions of Paragraph 1 of this Sublease, the time limits contained in the incorporated provisions of the Prime Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of tenant under the Prime Lease, or for the exercise by the tenant thereunder of any right, remedy or option contained in any of the incorporated provisions of the Prime Lease are changed for the purpose of incorporation herein by reference by shortening the same, in each instance, by five (5) days, so that, in each instance, Subtenant shall have five (5) days less time to observe or perform hereunder than Sublandlord has as tenant under the Prime Lease. If the incorporated provisions of the Prime Lease only allow five (5) days or less for Subtenant to perform any act or to correct any failure relating to the Premises or this Sublease, then, except in the event of an emergency, Subtenant shall nevertheless be allowed three (3) days to perform any such act or correct any such failure.

     9. Termination of Prime Lease. If the Prime Lease is terminated for any reason, this Sublease shall terminate simultaneously.

     10. Indemnification. Subtenant shall indemnify and hold harmless Sublandlord from and against any and all claims, liabilities, costs and expenses, including reasonable attorneys' fees and costs, asserted against or sustained by Sublandlord under the Prime Lease by reason of any breach or violation by Subtenant of this Sublease or of the incorporated provisions of the Prime Lease, including a termination of the Prime Lease caused by or resulting from any such breach or violation by Subtenant. Sublandlord shall promptly notify Subtenant of any such claim and shall promptly deliver to Subtenant a copy of any summons or other process, pleading or notice issued in any action or proceeding asserting any such claim. Subtenant shall have the right to assume the defense of any such action or proceeding, at Subtenant's sold cost and expense. If Subtenant so assumes such defense, Subtenant shall not be liable for any of the fees and expenses of any separate counsel retained by any indemnified party to participate in or monitor such defense provided Subtenant diligently pursues such defense.
     11. Prime Landlord's Consents. If the consent or approval of Prime Landlord is required under the Prime Lease with respect to any matter relating to the Premises or this Sublease, it shall also be required hereunder. As to any such matter: (a) Subtenant shall furnish to Sublandlord a copy of any request for consent or approval delivered by Subtenant to Prime Landlord and any response thereto delivered by Prime Landlord to Subtenant, within five (5) days of such delivery; and (b) Sublandlord shall, if requested, assist Subtenant in obtaining such consent or approval from Prime Landlord and shall allow Subtenant to seek the same in Sublandlord's name, but Sublandlord shall not be responsible for obtaining such consent or approval, nor be responsible for any costs or expenses in connection therewith.

     12. Notices. All notices required or desired to be given hereunder by either party shall be in writing and be given by personal delivery or by registered mail, return receipt requested, as follows:

          If to Sublandlord:  Alternative Resources Corporation
                         600 Hart Road
                         Barrington, Illinois 60010
                         Attention:  Steve Purcell

          If to Subtenant:    Success National Bank
                         Suite 300
                         100 Tri-State International Center
                         Lincolnshire, Illinois 60069
                         Attention:  Bill G. Meinen

Or at such other address as either party may provide to the other in writing for the stated purpose of receiving notices. Notice given as aforesaid shall be a sufficient service thereof and shall be deemed given upon receipt or refusal of delivery.

     13. Intentionally Deleted.

     14. Quite Enjoyment. Sublandlord covenants that Subtenant shall, on paying the Rent reserved and performing all the other obligations on the part of Subtenant to be performed hereunder, peaceably and quietly have, hold and enjoy the Premises during the Term, subject to the terms hereof.

     15. No Broker. Each party represents and warrants to the other that it has not had dealings with any real estate broker, finder or other person with respect to this Sublease other than Steinco Inc. and Podolsky Northstar, Inc. Each party agrees to indemnify, defend and hold the other harmless from and against all claims for broker's commissions or finder's fees in breach of the foregoing representation and warranty.

     16. Relationship between Parties. The relationship between Sublandlord and Subtenant is solely that of landlord and tenant, and is not and never shall be deemed a partnership, agency or joint venture relationship.

     17. Consent to Sublease by Prime Landlord. This Sublease shall not become operative until and unless the Prime Landlord shall execute and deliver written consent to this Sublease (the "Consent"). Sublandlord and Subtenant agree promptly to countersign the Consent. Sublandlord shall not be responsible for the failure of Prime Landlord to give the Consent. If the Consent is not given by Prime Landlord, this Sublease shall be void and of no force or effect.

     18. Furniture. Sublandlord hereby leases to Subtenant, and Subtenant hereby leases from Sublandlord, all of Sublandlord's furniture and partitions (the "Furniture") now located in the Premises for the Term of this Sublease.
A schedule identifying the Furniture is attached hereto as Exhibit D. The rent for the Furniture shall be equal to One Dollar ($1.00) per square foot of the Premises per annum and is included in the Base Rent. At the expiration of the Term or the earlier termination of this Sublease as a result of the termination of the Master Lease (provided that Subtenant is not then in default hereunder), Sublandlord shall deliver a quitclaim bill of sale transferring title to the Furniture to Subtenant.

     19. Limitations on Sublandlord's Obligations.

     A. No Representations. Subtenant acknowledges that Sublandlord has made no representations or warranties with respect to the Premises except as provided in this Sublease.

     B. Assignment of Sublandlord's Interest. If Sublandlord assigns its interest in and under the Prime Lease:

          (i) Sublandlord shall also assign to the assignee its interest in and under this Sublease and shall cause the assignee to assume all of Sublandlord's obligations hereunder,

          (ii) Subtenant shall recognize Sublandlord's assignee as Sublandlord hereunder, and

          (iii) Sublandlord, from and after such assignment to and assumption by such assignee, shall have no obligation to Subtenant arising thereafter.

     C. Prime Landlord Covenants. Sublandlord shall not be required to perform any of the covenants and obligations of the Prime Landlord under the Prime Lease and, insofar as any of the obligations of the Sublandlord hereunder are required to be performed under the Prime Lease by the Prime Landlord, Subtenant shall rely on and look solely to the Prime Landlord for the performance thereof. If the Prime Landlord shall default in the performance of any of its obligations under the Prime Lease, such default shall not constitute an actual or constructive eviction nor result in any offset, abatement or deduction against the Base Rent, Additional Rent or any other amounts due under this Sublease; provided, however, that (i) Subtenant shall have the right, as Subtenant's sole expense and upon prior notice to Sublandlord, in the name of Sublandlord or Subtenant, to make any demand or institute any action or proceeding, not contrary to any provision of law or the Prime Lease, against the Prime Landlord for the enforcement of the Prime Landlord's obligations under the Prime Lease, and (ii) the benefits of any such demand, action or proceeding shall be remitted to or otherwise passed through to Subtenant.

     D. Limitation on Damages. In no event shall Sublandlord be liable to Subtenant for any indirect or consequential damages.

     E. Limitation on Sublandlord's Liability. Notwithstanding any other provision contained in this Sublease to the contrary, Subtenant shall look only to the assets of Sublandlord for the satisfaction of any liability of Sublandlord under this Sublease, it being expressly understood and agreed that no partner, officer, director, shareholder, or employee of Sublandlord shall be held personally liable therefor and that Subtenant shall not pursue satisfaction of any judgement against Sublandlord against the assets of any such partner, officer, director, shareholder, or employee of Sublandlord.

     20. MISCELLANEOUS

     A. Partial Invalidity. If any provision of this Sublease shall to any extent be invalid, the remainder of this Sublease shall not be affected thereby.

     B. No Other Agreements. There are no oral or written agreements between Sublandlord and Subtenant affecting this Sublease.

     C. Amendment of this Sublease. This Sublease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Sublandlord and Subtenant.

     D. Captions. The titles of the several sections contained herein are for convenience only and shall not be considered in construing this Sublease.

     E. Insurance. The insurance policies required to be maintained by Subtenant pursuant to Section 18.01 of the Prime Lease shall include both Sublandlord and Prime Landlord as additional insureds thereon.

     F. Contingency. Sublandlord's obligations hereunder are subject to and contingent upon Sublandlord's receipt of a fully executed lease for space at 600 Hart Road, Barrington, Illinois on or before May 7, 1999. If Sublandlord does not receive the executed lease by May 7, 1999, then Sublandlord may elect to terminate this Sublease by delivering written notice thereof to Subtenant on or before May 11, 1999. If Sublandlord elects to terminate this Sublease as provided in this Subsection 20F, then this Sublease shall thereupon terminate and be of no further force or effect.

                              * * * * * * * * *

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the date and year first above written.



SUBLANDLORD:             ALTERNATIVE RESOURCES CORPORATION

                         _____________________________________
                         By:       Steve Purcell
                         Its  Vice  President

SUBTENANT:               SUCCESS NATIONAL BANK

                         ___________________________
                         By:       W. G. Meinen, Jr.
                         Its President & CEO



                                  Exhibit A
                           COPY OF THE PRIME LEASE



                                 OFFICE LEASE

1. BASIC LEASE PROVISIONS AND IDENTIFICATION OF EXHIBITS

1.01 BASIC LEASE PROVISIONS

     A. BUILDING AND PREMISE ADDRESS:

          Suite 300
          Building 100
          Tri-State International Office Center
          Lincolnshire, Illinois 60069

     B. LANDLORD AND ADDRESS:

          New York Life Insurance Company
          c/o Greystone Realty Corporation
          1111 SW 22nd Street, Suite 240
          Oak Brook, Illinois 60521

     C. TENANT AND CURRENT RESIDENT:

          Alternative Resources Corporation
          75 Tri-State International Center, Suite 100
          Lincolnshire, Illinois 60069

     D. DATE OF LEASE:   July 15, 1996

     E. LEASE TERM: The period from and including the Commencement Date through and including the expiration date.

     F. COMMENCEMENT DATE OF TERM:  September 1,1996

     G. EXPIRATION DATE OF TERM:  August 31, 2006

     H. INITIAL MONTHLY BASE RENT:  $34,152.73

     I. RENTABLE AREA OF THE PREMISES: 26,578 rentable square feet, said determination being determinative among the parties hereto.

     J. SECURITY DEPOSIT:  $12,235.31

     K. COMPLEX: The land and building comprising Tri-State International Office Center in Lincolnshire, Illinois, including related parking areas, storm water retention areas, access roads and offsite and onsite incidental improvements.

1.02 ENUMERATION OF EXHIBITS

The exhibits set forth below and attached to this Lease are incorporated in this Lease by this reference:

     EXHIBIT A --   Plan of Premises
     EXHIBIT B --   Rules and Regulations
     EXHIBIT C --   First Expansion Space
     EXHIBIT D --   Second Expansion Space
     EXHIBIT E --   Work Letter
     EXHIBIT F --   Plans



     EXHIBIT G --   Addendum to Lease
     EXHIBIT H --   Non Disturbance Agreement

2.   PREMISES AND TERMS

2.01 LEASE OF PREMISES Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises shown on Exhibit A (the "Premises") which are contained in the commercial building (the "Building") commonly known as Building 100, Tri-State International Office Center, Lincolnshire, Illinois 60069, for the term and upon the conditions provided in this lease (the "Lease"). Provided that as of the Commencement Date hereunder an Event of Default does not exist hereunder or under Tenant's existing lease for Suite 100 of Building 75 of the Complex, the Expiration Date under said existing lease shall be later of (i) the Commencement Date hereunder, and (ii) Tenant's vacation of said Suite 100, provided, however, for purposes of this Section 2.01, the Expiration Date under Tenant's said existing lease shall not occur prior to September 1, 1996.

2.02 TERM

The term of this Lease (the "Term") shall commence on the date (the "Commencement Date") which is the earlier to occur of:

     (i) the date specified in Subsection 1.01.F or

     (ii) the date Tenant first occupies all or part of the Premises. Notwithstanding anything to the contrary contained herein, provided Tenant has caused no delays, in no event shall the Commencement Date occur or any space be included in the Premises (or any Initial Monthly Base Rent provided for in Sections 3 and 4 herein commence) unless and until (a) all of Tenant's Improvements in such space have been substantially completed in accordance with the Work Letter and plans and specifications attached hereto as Exhibits E and F and (b) Landlord has procured, at Landlord's sole cost and expense, all governmental permits required to permit Tenant to legally occupy and use the Building and Premises.

The Term shall expire on the date (the "Expiration Date") specified in Subsection 1.01.G, unless sooner extended or terminated as otherwise provided elsewhere in this Lease.

3. RENT

Tenant shall pay to Landlord at the office of the managing agent (the "Manager") of Landlord, or at such other place designated by Landlord in a written notice to Tenant, without any prior demand therefore and without any deduction whatsoever, rent at the monthly rate specified in Subsection 1.01.H ("Monthly Base Rent"), subject to increases pursuant to Section 4.02, if any. Unless otherwise provided to the contrary in this Lease, Adjusted Monthly Base Rent, as defined in Subsection 4.01.C hereinbelow, shall be paid monthly in advance on the first day of each month of the Term. Adjusted Monthly Base Rate shall be prorated for partial months within the term. All charges, costs and sums required to be paid by Tenant to Landlord under this Lease in addition to Adjusted Monthly Base Rent shall be deemed additional rent ("Additional Rent"), and Adjusted Monthly Base Rent and Additional Rent shall hereinafter be collectively called the "Rent". Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease. Rent shall be paid without any set-off or deduction whatsoever, except as expressly set forth in this lease.




4. INCREASE IN MONTHLY BASE RENT

4.01 DEFINITIONS

The following words and phrases shall have the following meanings:

     A. "Adjustment Date" shall mean the Commencement Date, and each January 1 thereafter, falling within the Term.

     B. "Initial Year" shall mean the period which begins with the Commencement Date and ends on December 31 of the calendar year in which the Commencement Date falls. "Adjustment Year" shall mean the Initial Year and each twelve-month period (or portion thereof if the Lease shall terminate prior to the end of twelve months from an Adjustment Date) beginning with an Adjustment Date.

     C. "Adjusted Monthly Base Rent" shall mean rental (exclusive of Additional Rent) as from time to time computed under Section 4.02 hereinbelow, and shall mean the then-applicable "Monthly Base Rent" for all periods of time during which no adjustment has been applied.

     D. "Rentable Area of the Premises" shall mean the number of rentable square feet set forth in Subsection 1.01.I.

     E. "Operating Expenses" shall mean all costs, expenses and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the management (including management fees), operation, maintenance, and repair of the Complex, Building and the land upon which the Building and Complex are situation (the "Land") and of the management, operation, maintenance, replacement and repair of the personal property, fixtures, machinery, equipment, systems and apparatus located in or used in connection with the Building, Complex and Land, and all services provided by or through Landlord on a non-exclusive basis to tenants of the Building and Complex, including, without limitation; insurance premiums (including, without limitation, premiums for insurance covering loss of rents, liability, vehicles, fire and extended coverage and worker's compensation); security, to the extent provided; reasonable attorneys fees and disbursements, reasonable auditing and other professional fees and expenses; utility expenses; the cost of energy or utility maintenance contracts; and current amortization, including interest, of: (1) Operating Expense incurred in one Adjustment Year but which Landlord elects to charge to tenants over a period of more than one Adjustment Year because of the amount or nature of such expenses ("Amortized Operating Expenses"); (2) the cost of capital equipment acquired for the purpose of reducing energy or utility costs or other Operating Expenses (which may, at Landlord's option, be amortized over a period of more than one Adjustment Year) ("Conservation Expenditures"); and (3) capital improvement(s) made for the purpose of complying with requirements of any federal, state or local law or governmental regulation hereafter enacted ("Required Capital Expenditures"). Notwithstanding anything contained herein to the contrary, Operating Expenses which Landlord shall pay or become obligated to pay with respect to the Land and that portion of the Complex not comprising the Building may be allocated, at Landlord's election, to all or some of the completed feet of the buildings comprising the Complex. Operating Expenses shall not include the following: Taxes (as defined below), costs borne or paid for by other tenants of the Building or Complex; costs of improvements made within the Premises and the premises of other tenants of the Building or Complex; charges for depreciation of the Building or Complex; interest and principal payments on mortgages (except for the financing of Amortized Operating Expense, Conservation Expenditures, and Required Capital Expenditures as provided above); real estate brokerage and leasing commissions; expenses incurred in enforcing obligations of other tenants of the Building or Complex; and capital improvements to the Building or Complex (except as provided above).

     F. "Per Square Foot Operating Expenses" shall mean the amount of Operating Expenses for any Adjustment Year divided by the number of square feet comprising the rentable area of the Building, or the Complex, as applicable.

     G. "Per Square Foot Taxes" shall mean the amount of Taxes for any Adjustment Year divided by the number of square feet comprising the rentable area of the Building or the Complex, as applicable.

     H. "Taxes" shall mean all federal, state and local governmental taxes, assessments and charges (including transit or transit district taxes or assessments) of every kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Building, the Land and the Complex, or of the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith (including any rental or similar taxes levied in lieu of or in addition to general real and/or personal property taxes). For purposes hereof, Taxes for any year shall be deemed to refer to Taxes levied, assessed or otherwise imposed for such year, without regard to when such taxes are payable. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys' fees and costs) paid by Landlord during such year in seeking or obtaining any refund or reduction of Taxes. Taxes in any year shall be reduced by the net amount of any tax refund received by Landlord during such year. If a special assessment payable in installments is levied against the Building, Complex or Land, Taxes for any year shall include only the installment of such assessment and any interest payable or paid during such year. Taxes shall not include any federal, state or local sales, use, franchise, capital stock, inheritance, general income, gift or estate taxes, except that if a change occurs in the method of taxation resulting in whole or in part the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in the Taxes.

3.02 ADJUSTMENTS TO MONTHLY BASE RENT

     A. Tenant shall pay Monthly Base Rent during the Term, as follows:

                 Period               Monthly Base Rent
September 1, 1996-August 31, 1997           $ 34,152.73
September 1, 1997-August 31, 1998           $ 35,177.31
September 1, 1998-August 31, 1999           $ 36,232.63
September 1, 1999-August 31, 2000           $ 37,319.61
September 1, 2000-August 31, 2001           $ 38,439.20
September 1, 2001-August 31, 2002           $ 39,592.37
September 1, 2002-August 31, 2003           $ 40,780.15
September 1, 2003-August 31, 2004           $ 42,003.55
September 1, 2004-August 31, 2005           $ 43,263.66
September 1, 2005-August 31, 2006          $ 44,561.57



     B. Adjusted Monthly Base Rent shall be determined by adding to the applicable Monthly Base Rent an amount equal to 1/12th of the product of the Rentable Area of the Premises multiplied by the amount of the Per Square Foot Operating Expenses and the Per Square Foot Taxes for the Adjustment Year.

     C. Landlord shall make reasonable estimates, forecasts or projections (collectively, the "Projections") of each of Operating Expenses and Taxes for each Adjustment Year. Landlord shall deliver to Tenant a written statement
(i) setting forth the Projections of each of Operating Expenses and Taxes for the Adjustment Year in which such Adjustment Date falls, and (ii) providing a calculation of the increase in installments of Adjusted Monthly Base Rent based on such Projections to become effective as of said Adjustment Date (including the Commencement Date); provided, however, that the failure of Landlord to provide any such statement shall not relieve Tenant from its obligation to continue to pay Adjusted Monthly Base Rent at the rate then in effect under this Lease. If and when Tenant receives such statement from Landlord, Tenant shall pay any increase in Adjusted Monthly Base Rent reflected thereby effective retroactively to the most recent preceding Adjustment Date (including the Commencement Date). If any unexpected increase or decrease in Operating Expenses or Taxes, or both, occurs after preparation of the Projections which results in a projected increase or decrease in such Operating Expenses or Taxes, or both, Landlord may revise the Projections and the estimated Operating Expenses or Taxes, or both, may be recalculated based on the revised Projections.

     D. Following the end of each Adjustment Year, at such time as Landlord shall be able to determine the actual amounts of each of Operating Expenses and Taxes for the Adjustment Year last ended, Landlord will notify Tenant in writing of such actual amounts. If the total Adjusted Monthly Base Rent paid by Tenant during such Adjustment Year exceeds the amount thereof payable for such year based upon each of actual Operating Expenses and Taxes for such Adjustment Year, then Landlord shall credit such excess to installments of Adjusted Monthly Base Rent payable after the date of Landlord's notice until such excess has been exhausted, or if this Lease shall expire prior to full application of such excess, Landlord shall pay to Tenant within thirty (30) days the balance thereof not theretofore applied against Rent. If such actual amounts exceed the Projections for such Adjustment Year, then Tenant shall, within thirty (30) days after the date of such written notice from Landlord, pay to Landlord an amount equal to the excess of the Adjusted Monthly Base Rent payable for the Adjustment Year last ended based upon each of actual Operating Expenses and Taxes for such year over the total Adjusted Monthly Base Rent paid by Tenant during such Adjustment Year. The obligation to make such payments shall survive the expiration of the Term or earlier termination of this Lease. No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section
4.02. Landlord covenants and agrees that Tenant, within sixty (60) days of receipt of Landlord's notice of actual Operating Expenses and Taxes, may request, at its own cost and expense, to examine Landlord's records supporting the Operating Expenses or Taxes, or both, for the Adjustment Year.

     E. Notwithstanding anything to the contrary contained in this Lease, Adjusted Monthly Base Rent shall not be adjusted or decreased below the respective amounts set forth in Subsection 1.01.H and Subsection 4.02.A.

     F. If less than one hundred percent (100%) of the rentable area of the Building or Complex shall have been occupied by tenants at any time during any Adjustment Year, then, at Landlord's election, Operating Expenses or Taxes, or both, for such Adjustment Year shall be the amount which Landlord in good faith determines is the amount variable Operating Expenses would have been for such Adjustment Year had occupancy been one hundred percent (100%) throughout such year.

     G. Tenant may review Landlord's books and records to verify Operating Expenses and Taxes once each calendar year, provided said review shall be conducted at Tenant's expense during normal business hours by Tenant's employees or by a so-called "Big Six" accounting firm. Tenant shall provide Landlord with at least seven (7) days prior written notice of its desire to conduct said review.

5. SECURITY DEPOSIT

As security for the performance of its obligations under this Lease, Tenant upon its execution of this Lease has paid to Landlord a security deposit (the "Security Deposit") in the amount specified in Subsection 1.01.J. The Security Deposit may be applied by Landlord to cure any default of Tenant and upon notice by Landlord of such application, Tenant shall replenish the Security Deposit in full by promptly paying to Landlord the amount so applied. Within thirty (30) days after the Expiration Date, Landlord shall return to Tenant the balance, if any, of the Security Deposit. The Security Deposit shall not be deemed an advance payment of Rent or measure of damages for any default by Tenant under this Lease, nor shall it be a bar or defense to any action which Landlord may at any time commence against Tenant. Landlord shall not be required to segregate the Security Deposit from its general funds. Tenant shall not be entitled to any interest payment on the Security Deposit.

6. SERVICES

6.01 LANDLORDS GENERAL SERVICES

Subject to applicable governmental restrictions and appropriate repairs and maintenance, Landlord shall provide the following services: (a) heat and air-conditioning ("Conditioned Air") in the Premises and the areas of the Building the use of which is shared by all tenants of the Building ("Common Areas"), Monday through Friday from 8:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 12:00 p.m., excluding national holidays, to the extend necessary for the comfortable occupancy of the Premises under normal business operations and in the absence of the use of machines or equipment which affect the temperature otherwise maintained in the Premises. Notwithstanding anything to the contrary contained herein, the HVAC System shall be capable of maintaining 75 degrees Fahrenheit when outdoor conditions are 91 degrees Fahrenheit dry bulb and 76 degrees Fahrenheit wet bulb. The HVAC System shall be capable of maintaining 70 degrees Fahrenheit at outdoor temperature 0 degrees Fahrenheit dry bulb. (b) city water from the regular Building fixtures for drinking, lavatory and toilet purposes only; (c) customary cleaning and janitorial services in the Common Areas and the Premises, substantially similar to those provided in other commercial and office building in the Lincolnshire area Monday through Friday, excluding national holidays; and (d) passenger elevator service in common with other tenants of the Building. Use of the elevator for moving personal property or fixtures in or out of the Building or Premises are subject to prior scheduling by Landlord. Landlord shall not be liable to Tenant in damages or otherwise should the furnishing of any service be inadequate, interrupted or terminated because of repairs or improvements or for any cause beyond Landlord's reasonable control. To the extent that Tenant's cooling demand exceeds the amount now available to the Premises, Tenant shall install a supplementary cooling system as soon as reasonably possible after receiving Landlord's demand for the installation of supplementary cooling. If Tenant has not done so within sixty (60) days of such demand, then Landlord may install supplementary air conditioning in the Premises or in the Building, and the expense of installation and cost of such supplementary air conditioning shall be paid by Tenant as Additional Rent. The supplementary air conditioning system shall be paid by the Tenant to Landlord as Additional Rent at rates and at times fixed by Landlord, provided such rates are comparable to what Landlord charges other tenants of the Building for similar services.

Notwithstanding anything contained herein to the contrary, in the event Landlord shall materially fail to supply services hereunder and said failure shall continue for five (5) consecutive days following written notice by Tenant, Adjusted Monthly Base Rent shall then abate until said services are restored.

6.02 ADDITIONAL AND AFTER-HOURS SERVICES

In addition to the foregoing services, if Tenant so requests in writing with at least one business day's advance notice, Landlord will make available to Tenant head and air conditioning, as permitted by law, ("Additional HVAC") and normal services and utilities for the common areas of the Building ("Additional Common Area Services") at additional hours. The costs of Additional HVAC and Additional Common Area Services will not be included in Operating Expenses, but Tenant shall pay to Landlord as Additional Rent due under this Lease, Landlord's cost of supplying Additional HVAC and Additional Common Area Services (including a reasonable charge for Landlord's overhead) within thirty (30) days after receipt of Landlord's invoices therefor. If more than one tenant of the Building has requested Additional HVAC or Additional Common Area Services for any such hours, then Landlord's cost for such hours shall be divided among all such tenants in proportion to the ratio which the rentable area of the respective tenants' premises bears to the aggregate number of rentable square feet comprising said tenants' premises.
If Tenant shall fail to make any such payment, Landlord may, by providing written notice to Tenant and in addition to Landlord's other remedies under this Lease, discontinue any or all of the additional services. No discontinuance of any service pursuant to this Section 6.02 shall result in any liability of Landlord to Tenant or be deemed to be an eviction or a disturbance of Tenant's use of the Premises. For purposes of this Lease, the term "business days" means Mondays through Fridays, excluding national holidays observed by American National Bank and Trust Company of Chicago.

6.03 TENANT'S UTILITIES

Tenant shall make arrangements directly with the telephone company for telephone service to the Premises. Tenant shall promptly pay and be solely responsible for the entire cost of all such service. Tenant shall also pay upon Landlord's written demand, the reasonable expenses actually incurred by Landlord for removing upon expiration or termination of this Lease any special equipment installed in the Premises.

Tenant shall make all necessary arrangements with the utility company serving the Building for electricity to be separately metered for use in the Premises, and Tenant shall pay all charges with respect thereto before the same shall be due. Tenant shall make no alterations or additions to the wiring installation, electric equipment or appliance without the prior written consent of Landlord in each instance. Tenant convenants and agrees to purchase from Landlord or its agent all lamps, bulbs, ballasts and starters used in the Premises after the initial installation thereof. Landlord represents that the electrical feeder or riser capacity serving the Premises on the Commencement Date is adequate to provide Building Standard Electrical Loads. Any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant, based upon Landlord's actual cost thereof, provided that, in Landlord's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition on entail excessive or unreasonable alterations or interfere with or disturb other tenants or occupants of the Building. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation.

7. POSSESSION, USE AND ENJOYMENT OF PREMISES

7.01 POSSESSION AND USE OF PREMISES

Tenant shall be entitled to possession of the Premises upon the Commencement Date. In the event of the failure of Landlord to deliver possession of the Premises upon the Commencement Date, neither Landlord nor its agents shall be liable for any damages caused thereby, nor shall this Lease thereby become void or voidable, nor shall the Term be in any way extended but in such event the Term shall begin when landlord does deliver possession of the Premises, and the Tenant shall not be liable for any Rent until the time that Landlord delivers such possession, except as otherwise provided in the Work Letter. Tenant shall occupy and use the Premises only for general office purposes. Tenant shall not occupy or use the Premises (or permit the use or occupancy of the Premises) for any purpose or in any manner which: (a) is unlawful or in violation of any applicable legal, governmental or quasi-governmental requirement, ordinance or rule (including the Board of Fire Underwriters); (b) may be dangerous to persons or property; (c) may invalidate or increase the amount of premiums for any policy of Insurance affecting the Building, except that if any additional amounts of insurance premiums are so incurred, and Tenant shall pay to Landlord the additional amounts upon written demand, then Tenant shall not be considered in default hereunder; or (d) creates a nuisance, disturb any other tenant of the Building or the occupants of neighboring property or injure the reputation of the Building.

7.02 QUIET ENJOYMENT

So long as Tenant shall not be in default (after the expiration of applicable cure periods) under this Lease, Tenant shall be entitled to peaceful and quiet enjoyment of the Premises, subject to the terms of this Lease.

8. CONDITION OF PREMISES

Tenant shall be conclusively deemed to have accepted the Premises in the condition existing on the date Tenant first takes possession and to have waived all claims relating to the condition of the Premises. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises, the Building or the Complex, and no representation regarding the condition of the Premises, the building or the Complex has been made by or on behalf of Landlord to Tenant, except as stated in this Lease and the Work Letter.



     Landlord shall repair defects in materials and workmanship regarding the Tenant's Improvements, (as defined in the Work Letter) of which it receives notice during the initial twelve (12) months of the Term. Tenant shall give written notice to Landlord whenever a defect becomes reasonably apparent and Landlord shall repair the defect as soon as practical. Landlord hereby assigns to Tenant all warranties with respect to the Premises and the Tenant's Improvements which reduce Tenant's maintenance obligations hereunder.

     Landlord represents that as of the date hereof, it has not received any governmental notice that the Premises or the Building fail to conform with the requirements of covenants, conditions, restrictions, and encumbrances, all underwriters' requirements and all rules, regulations, statutes, ordinances and building codes applicable thereto (collectively, "Laws"), including, without limitation, the Americans With Disabilities Act of 1990, as well as laws governing hazardous materials.

     Tenant shall not be required to construct or pay the cost of complying with any CC&R's, underwriters' requirements or Laws requiring construction of improvements in the Premises which properly are capitalized under generally accepted accounting principles unless compliance is necessitated solely because of Tenant's particular use of the Premises. In addition, at Landlord's sole costs and expense (except as elsewhere provided herein), Landlord shall construct the Tenant's Improvements referred to in Exhibits E and F attached hereto. The Tenant's Improvements shall be constructed substantially in accordance with the plans and specifications described therein and in a good and workmanlike manner. Prior to the Commencement Date, Tenant shall have the right to submit a written "punchlist" to Landlord, setting forth any defective item of construction, and Landlord promptly shall cause the items to be corrected.

9. ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not sublease, assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Lease or the interest of Tenant in this Lease, in whole or in part, by operation of law or otherwise, except upon the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. If Tenant or the beneficiary of Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law, of any partner or partners owning fifty-one percent (51%), whether by a single transaction or event or by cumulative transactions or events, or more of the partnership interest, or the dissolution of the partnership shall be deemed an assignment of this Lease. If Tenant is an Illinois land trust or other trust, a change in the beneficial ownership shall be deemed an assignment of this Lease. If Tenant, or the beneficiary of Tenant is a corporation, any dissolution, merger, consolidation, or reorganization of the Tenant or the sale or transfer of a controlling percentage of the capital stock of the Tenant, whether by a single transaction or event or by cumulative transactions or events, shall be deemed an assignment of this Lease. If the Tenant consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, from a majority of such persons to any or all of the others shall be deemed an assignment of this Lease.

     (b) Landlord may void any attempted transfer or assignment of this Lease or any subletting not in strict compliance with the provisions of this Article, and any such act by Tenant shall constitute an Event of Default. Landlord's waiver of any provision of this Article shall not constitute a waiver of any provisions of this Article or consent as to any subsequent or attempted transfer or assignment. In no event shall Tenant's assignment of this Lease release Tenant from primary liability for the performance of all of Tenant's covenants, duties and obligations, and Landlord may enforce the provisions of this Lease against Tenant without making demand upon or proceeding in any way against any other person. All assignments hereunder shall be by written instrument in form and content reasonably satisfactory to Landlord, and shall be executed by the assignor and assignee and the assignee shall therein agree in writing for the benefit of Landlord to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be performed by Tenant. One executed copy of such written instrument shall be delivered to Landlord prior to the effective date of the assignment. No waiver by Landlord of any provisions of this article shall be effective unless in writing and signed by Landlord.

     (c) No less than thirty (30) days prior to the effective date of a proposed assignment or sublease, Tenant shall offer to reconvey the Premises to landlord, as of the effective date, which offer shall contain an undertaking by Tenant to accept, as full and adequate consideration for the reconveyance, Landlord's release of Tenant from all future Rent and other obligations under this Lease with respect to the Premises. Tenant's Offer shall contain, in addition, the name of the proposed assignee or subtenant and the terms of the proposed assignment or subleasing, including the affected portion of the Premises, in the case of a sublease, and the consideration (rent or otherwise) to be paid to Tenant by such assignee or subtenant. Landlord, in its absolute discretion, shall accept or reject the offered reconveyance within thirty (30) days of the offer, and if Landlord accepts, the reconveyance shall be evidenced by an agreement acceptable to Landlord in form and substance. If Landlord fails to accept or reject the offer within the thirty (30) day period, Landlord shall be deemed to have rejected the offer. If Landlord rejects or is deemed to have rejected Tenant's offer or reconveyance and if Landlord then gives its consent to any assignment of this Lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as Additional Rent:

     (i) In the case of an assignment, an amount equal to 50% of all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment, less the reasonable brokerage commissions and legal fees, if any, actually paid by Tenant in connection with such assignment; and

     (ii) In the case of a sublease, 50% of any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which are in excess of the Rent during the term of the sublease in respect of the subleased space, less the reasonable brokerage commissions and legal fees, if any, actually, paid by Tenant in connection with such subletting.

     The sums payable hereunder shall be paid to Landlord as and when payable by the assignee or subtenant to Tenant.

     (d) In no event shall Landlord be obligated to consent to any proposed assignment or sublease unless:

     (i) The proposed assignee or subtenant, in Landlord's judgment, is of character and financial standing and engaged in a business as are in keeping with Landlord's standards for the Building and the Complex; and

     (ii) The proposed use of the affected portion of the Premises is not prohibited under the terms of this Lease.



     (iii) The proposed assignee or subtenant is not occupying space in the Complex or negotiating the terms of a new lease with landlord with respect to the same.

     (e) Tenant shall reimburse Landlord on demand for any reasonable costs that Landlord may incur in connection with said assignment or sublease, including the reasonable costs of investigating the acceptability of the proposed assignee or subtenant and reasonable legal costs incurred in connection with the granting of any requested consent.

     (f) Notwithstanding anything to the contrary contained herein, subject to the provisions of Paragraph 9(b) hereinabove, Tenant shall have the right without the consent of Landlord to assign or sublet all of or a portion of the Premises to any corporation or other entity which controls, is controlled by, or is in common control with Tenant or Tenant's successors, or any corporation into which or with which Tenant or its successors or assigns is merged or consolidated, or any corporation which acquires this Lease and substantially all of the assets of Tenant. For the purpose of this Lease, a sale of Tenant's stock through any public exchange shall not be deemed an assignment, transfer or sublet.

10. MAINTENANCE

Tenant, at its expense, shall keep and maintain the Premises in good order, condition and repair (including the keeping of the Premises in clean and orderly condition) and in accordance with all applicable legal, governmental and quasi-governmental and insurance carrier requirements, ordinances and rules. If Tenant fails to perform any of its obligations set forth in this
Article 10, Landlord, in addition to its other remedies with respect to Tenant's breach of a covenant hereunder, may perform the same, and Tenant shall pay to Landlord the cost therefor upon written demand. Landlord, at its expense, shall keep and maintain the Building in good order, condition and repair (including the keeping of the Building and the Land in clean and orderly condition) and in accordance with all applicable legal, governmental and quasi-governmental and insurance carrier requirements, ordinances and rules.

11. ALTERATIONS AND IMPROVEMENTS

11.01 TENANT'S ALTERATIONS

Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, make or cause to be made any alterations, improvements, additions, installations or decorations in or to the Premises. Landlord hereby consents to the alterations, improvements, additions, installations, and decorations to be made pursuant to the Work Letter attached to this Lease. Landlord may require as a condition of granting such consent that, before commencement of any such work or delivery of any materials into the Premises or the Building, Tenant shall furnish to Landlord for approval architectural plans and specifications, names and addresses of all contractors, contracts, necessary permits and licenses, certificates of insurance and instruments of indemnification against any and all claims, costs, expenses, damages and liabilities which may arise in connection with such work, all in such form and amount as may be satisfactory to Landlord. In addition, prior to commencement of any such work or delivery of any materials into the Premises, Tenant shall provide Landlord with appropriate evidence of Tenant's ability to pay for such work and materials in full. Whether or not Tenant furnishes the foregoing, Tenant agrees to hold



Landlord, the Manager and their respective agents and employees forever harmless against all claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. All such work shall be done only by contractors or mechanics approved by Landlord (which approval may be withheld in Landlord's reasonable discretion) and at such time and in such reasonable manner as Landlord may from time to time designate. Tenant shall pay the cost of all such work and the cost of decorating the Premises and the Building occasioned thereby. Upon completion of such work, Tenant shall furnish Landlord with contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection therewith. All such work shall be in accordance with all applicable legal, governmental and quasi-governmental requirements, ordinances and rules (including the Board of Fire Underwriters), and all requirements of applicable insurance companies. All such work shall be done in a good and workmanlike manner, with the use of good grades of materials and in conformity with so-called Building Standards. Landlord may, at its option supervise, at Tenant's cost, (not to exceed ten percent (10%) of the cost of the alterations) construction operations in connection with such work; provided, however, that such supervision or right to supervise by Landlord shall not constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or impose any liability upon Landlord in connection with the performance of such work. All alterations, improvements, additions and installations to or on the Premises shall become part of the Premises at the time of their installation and, at the election of Landlord, shall remain in the Premises at the expiration or termination of this Lease, or termination of Tenant's right of possession of the Premises, without compensation or credit to Tenant. Tenant shall not pledge, mortgage, hypothecate or in any way create a security interest in and to any of the alterations any improvements provided for herein to any creditor or third party without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

11.02 LIENS

Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Complex, the Building, the Land, the Premises, or any part thereof arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant.

12. WAIVER OF CLAIMS AND INDEMNITY

12.01 WAIVER

Except as otherwise provided by statutory law, Tenant hereby releases and waives all claims against Landlord, the Manager and their respective agents and employees for injury or damage to person, property or business sustained in or about the Land, the Building, the Complex or the Premises by Tenant, its agents, or employees, other than by reason of the negligence or willful misconduct of Landlord, the Manager and their respective agents and employees, or the failure of Landlord to perform its obligations under this Lease.

12.02 INDEMNIFICATION

Tenant agrees to indemnify and hold harmless Landlord, the Manager and their respective agents and employees, against any and all claims, demands, costs and expenses of every kind and nature (including reasonable attorneys' fees and costs), including those arising from any injury or damage to any person, property or business: (a) sustained in or about the Premises, (b) resulting from the negligence of Tenant, its employees, agents, contractors, servants, licensees or subtenants, or (c) resulting from the failure of Tenant to perform its obligations under this Lease. If any such proceeding is brought against Landlord, the Manager or their respective agents or employees, Tenant covenants to defend such proceeding at its sole cost by legal counsel satisfactory to Landlord. Landlord shall indemnify and hold harmless Tenant, its agents, employees, officers, directors, partners and shareholders from and against any and all liabilities, judgements, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the willful misconduct or gross negligence of Landlord, its officers, contractors, licensees, agents, servants and employees in or about the Building or arising from any breach or default by Landlord under this Lease. This provision shall not be construed to make Landlord responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Tenant, or its officers, contractors, licensees, agents, employees or invitees.

13. LANDLORD'S REMEDIES

13.01 DEFAULTS AND REMEDIES

All rights and remedies of Landlord herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law.

     A. (1) If Tenant defaults in any payment of Rent for more than five (5) days following written notice of a delinquency; or (2) if Tenant defaults in the prompt and full performance of any other provisions of this Lease and Tenant does not cure the default within thirty (30) days after written demand by Landlord that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith) plus additional time as necessary to cure said default and Tenant is proceeding to cure said default with diligence,; or (3) Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Landlord of space in the Building or the Complex and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or (4) if the Premises or the Building are damaged by reason of negligence or carelessness or improper conduct of Tenant, its agents, or employees and such damage has not been repaired within thirty (30) days of its occurrence; or (5) if the leasehold interest of Tenant be levied upon under execution or be attached by process of law and such action is not dismissed within sixty (60) days of such levy or order of attachment, or (6) if Tenant makes an assignment for the benefit of creditors or admits its inability to pay its debts generally, or (7) if a receiver is appointed for any property of Tenant and such receiver has not been discharged within sixty (60) days of such appointment, or (8) if the Premises become vacant, deserted, or abandoned (notwithstanding anything contained herein to the contrary, the Premises shall not be deemed abandoned or vacated so long as Tenant continues to pay Rent); or (9) if Tenant shall fail to contest the validity of any lien or claimed lien which may affect the Building or the Land and give security to Landlord to assure payment thereof, or, having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, and such default continues for ten (10) days after notice thereof in writing to Tenant; then, and in any such event, ("Event of Default") Landlord may, with or without any further demand whatsoever, either forthwith terminate this Lease and Tenant's right to possession of the Premises or, without terminating this Lease, forthwith terminate Tenant's right to possession of the Premises.

     B. (1) If Landlord elects to terminate Tenant's right to possession only, without terminating the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's sign and all other evidence of tenancy, and take and hold possession thereof as provided in Article 14, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full Term. In the case of a default under Subsection 13.01.A.(6) or 13.01.A. (7), or in the event of a bankruptcy proceeding as described in Subsection 13.01.C, below, Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the Rent then known or subject to calculation for the remainder of the Term plus any other sums then due hereunder, and all amounts not then due and payable shall be discounted to the then-present value of such amount using a discount factor of five percent (5.0%); and in any case, unless such amount is paid to Landlord, Tenant shall remain liable for the "Monthly Deficiency", as defined below. Upon and after entry into possession without termination of the Lease, Landlord shall, if and to the extent required by law, take reasonable measures to mitigate the damages recoverable against Tenant by attempting to relet the Premises or any part thereof for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such term and upon such conditions (which term may extend beyond the date set forth in Subsection 1.01.G of this Lease and which conditions include concessions and free rent periods), as Landlord in Landlord's sold discretion shall determine; provided, however, that Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting nor shall Landlord be obligated to market or relet the Premises on a priority basis over unleased or unoccupied space in the Building or the Complex. In any such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extend deemed by Landlord necessary or desirable, and Tenant shall, upon demand, pay all costs thereof, plus all of Landlord's other expenses of the reletting, including all repossession costs, brokerage commissions, not to exceed the market commission rate paid to brokers for leasing office space in the Lincolnshire, Illinois area, reasonable legal expenses, reasonable attorney's fees and disbursements (collectively called "Landlord's Mitigation Expenses").

If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the Rent reserved in this Lease, including all adjustments and escalations, together with the cost of repairs, alterations, additions, redecorating and Landlord's Mitigation Expenses, Tenant shall pay to Landlord the amount of each monthly deficiency ("Monthly Deficiency") upon receipt of written demand.

     (2) If Landlord elects to terminate this Lease and Tenant's right to possession of the Premises, Landlord may recover all damages to which Landlord is entitled under law, and in such event Landlord shall, if and to the extend required by law, take reasonable measures to mitigate damages recoverable against Tenant by attempting to relet the Premises or any part thereof for the account of Tenant, for such rent, for such term and upon such conditions (which term may extend beyond the date set forth in Subsection 1.01.G of this Lease and which conditions may include concessions and free rent periods), as Landlord, in Landlord's sold discretion shall determine; provided, however, that Landlord shall not be required to accept any Tenant offered by Tenant or to observe any instructions given by Tenant about such reletting, nor shall Landlord be obligated to market or relet the Premises on a priority basis over unleased or unoccupied space in the Building or the Complex. Landlord's damages shall specifically include (a) all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, and Landlord's Mitigation Expenses, plus (b) the amount of all Rent owing under this Lease for the Balance of the Term discounted at the rate of five percent (5.0%) per year, which amount shall be automatically considered accelerated and immediately due and payable in full by Tenant to Landlord upon Landlord's election to terminate this Lease. Landlord's right to terminate this Lease may also be exercised at any time after an election by Landlord under Subsection 13.01.B(1) to terminate Tenant's right to possession on the Premises.

     C. If any involuntary action or proceeding under any section or sections of any bankruptcy act in any count or tribunal shall adjudge or declare Tenant insolvent or unable to pay Tenant's debts, or if any voluntary petition or similar proceeding under any section or sections of any bankruptcy act shall be filed by Tenant in any court or tribunal to declare Tenant insolvent or unable to pay Tenant's debts, and if such action or proceedings shall not have been dismissed within sixty (60) days of the institution of such proceeding, then and in any such event Landlord may, to the extent permitted by law, if Landlord so elects but not otherwise, and with or without notice of such election, and with or without entry or other action by Landlord, forthwith terminate this Lease, and notwithstanding any other provision of this Lease, Landlord shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the Rent for the remainder of the Term, less the then present value of the fair rental value of the Premises for the remainder of the Term.

     D. Tenant hereby grants to Landlord a first lien upon the interest of Tenant under this Lease.

     E. In the event that any remedy set forth in this Section 13.01 shall be declared unenforceable under any particular circumstances pursuant to any bankruptcy, insolvency, or other applicable law, the unenforceability of such remedy shall not affect any other remedy available to Landlord in the same or any other circumstance.

13.02 ATTORNEYS' FEES

In the event that any action or proceeding is brought to enforce any term, covenant, condition, or provision of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorneys' fees to be filed by the court in such action or proceeding.

14. SURRENDER OF PREMISES
Upon expiration or termination of this Lease or termination of Tenant's right of possession of the Premises, or any part thereof, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in a clean, good and tenantable condition, ordinary wear and tear excepted; and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event without further notice beyond the notice required under Section 13.01, and with or without process of law to repossess Landlord of the Premises as of Landlord's formers estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law.

Upon the expiration or termination of this Lease, at Landlord's election, Tenant shall remove all alterations, additions, improvements, installments and decorations from the Premises, except alterations effected pursuant to the Work Letter attached hereto as Exhibit E. Tenant shall be entitled to remove from the Premises all moveable trade fixtures and other personal property of Tenant (other than floor coverings), provided Tenant shall immediately repair all damage resulting from such removal and shall restore the Premises to its original condition, ordinary wear and tear excepted. In the event possession of the Premises is not immediately delivered to Landlord or if Tenant shall fail to remove all of Tenant's moveable personal property, as aforesaid, Landlord may remove any of such property therefrom without any liability to Tenant, and at Tenant's expense. All moveable personal property which may be removed from the Premises by Landlord shall be conclusively presumed to have been abandoned by Tenant, and title thereto shall pass to Landlord without any cost or credit therefor, and Landlord may, at its option and at Tenants expense, store and/or dispose of such property. Nothing contained in this
Article 14 shall be deemed to limit Landlord's lien rights granted pursuant to
Section 13.01.D hereinabove.

15. HOLDING OVER

For each month or portion thereof Tenant retains possession of the Premises, or any portion thereof, after the expiration or termination of this Lease, Tenant shall pay Landlord one hundred fifty percent (150%) of the most recent Adjusted Monthly Base Rent; provided, however, in the event Tenant shall provide Landlord with written notice of this need to hold over at least one hundred eighty (180) days prior to the Expiration Date of Term, Tenant shall be obligated to pay Landlord only one hundred twenty-five percent (125%) of the most recent Adjusted Monthly Base Rent for the initial three (3) months of the holdover period. Tenant shall in all events also pay all actual (but not consequential) damages sustained by Landlord by reason of any holdover of possession. The provisions of this Article shall not constitute a waiver by Landlord of any re-entry rights of Landlord hereinbefore or by law provided. If Tenant retains possession of the Premises, or any part thereof, for three
(3) months after the expiration or termination of this Lease, then at the sole option of Landlord expressed by written notice to Tenant, but not otherwise, such holding over shall constitute a renewal of this Lease for a period of one year (or less if specified by Landlord at Landlord's option) on the same terms and conditions, except that the Adjusted Monthly Base Rent shall be increased to one hundred twenty-five percent (125%) of the Adjusted Monthly Base Rent applicable for the last full month preceding said expiration or termination, plus any subsequent escalations.

16. DAMAGE BY FIRE OR OTHER CASUALTY

16.01 SUBSTANTIAL UNTENTABILITY

If the Building or the Premises are made substantially untenantable by fire or other casualty, Landlord may elect either to: (i) terminate this Lease as of the date of the fire or other casualty by giving Tenant written notice thereof within sixty (60) days after said date; or (ii) proceed to repair or restore the Building or the Premises, other than leasehold improvements and personal property paid for or installed by Tenant. If such damage occurs during the last twelve (12) months of the Term, Tenant shall also have the option to terminate this Lease as of the date of the fire or other casualty by giving



Landlord written notice thereof within thirty (30) days after said date. The Building or the Premises shall be deemed substantially untenantable if over five thousand (5,000) square feet of either of the same is damaged by fire or other casualty.

If neither party terminates this Lease as provided in the preceding paragraph, Landlord shall notify Tenant within sixty (60) days after the date of such fire or other casualty of Landlord's reasonable estimate of the time required to substantially complete such repair or restoration. In the event such estimate indicates that the time so required will exceed two hundred seventy
(270) days from the date of the casualty, then Tenant shall have the right to terminate this Lease as of the date of such casualty by giving written notice thereof to Landlord not later than ten (10) days after the date of Landlord's notice. If Landlord's estimate indicates that the repair or restoration can be substantially completed within two hundred seventy (270) days, or if Tenant fails to exercise its right to terminate this Lease, as aforesaid, this Lease shall remain in force and effect. If said repair or restoration is not substantially completed within three hundred sixty-five (365) days following the date of the casualty (subject to delays beyond Landlord's control), Tenant may terminate this Lease by providing written notice to Landlord within three hundred seventy-five (375) days following the date of the casualty.

16.02 INSUBSTANTIAL UNTENANTABILITY

If the Premises or the Building are damaged by fire or other casualty but neither is rendered substantially untenantable, then Landlord shall proceed as promptly as practicable to repair and restore the Building or the Premises, other than the leasehold improvements and personal property paid for or installed by Tenant, unless such damage occurs during the last six (6) months of the Term, in which event either party shall have the right to terminate this Lease as of the date of such fire or other casualty by giving written notice thereof to the other party within ten (10) days after the date of such fire or other casualty.

16.03 RENT ABATEMENT

If all or any part of the Premises are rendered untenantable by fire or other casualty, or if all or any part of the Building is damaged by fire or other casualty which makes the Premises untenantable, and this Lease is not terminated, Adjusted Monthly Base Rent shall abate for all or that part of the Premises which is untenantable on a per diem basis from the date of the fire or other casualty until Landlord has substantially completed the repair and restoration work in the Premises which it is required to perform, provided that as a result of such fire or other casualty, Tenant does not occupy the portion of the Premises which is untenantable during such period.

17. EMINENT DOMAIN

17.01 TAKING OF WHOLE

In the event the whole of the Building or the Premises is taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation), this Lease shall terminate as of the date title vests in such authority, and Adjusted Monthly Base Rent shall be apportioned as of said date.

17.02 TAKING OF PART



In the event a part of the Building or the Premises is taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation), Adjusted Monthly Base Rent shall be reduced by an amount which bears the same ratio to Adjusted Monthly Base Rent then in effect as the number of square feet of rentable area in the Premises so taken or condemned bears to the number of square feet of rentable are specified in Subsection 1.01.I. Landlord, upon receipt of and to the extent of the award in condemnation or proceeds of sale, shall make necessary repairs and restorations (exclusive of Tenant's leasehold improvements and personal property paid for or installed by Tenant) to restore the Premises remaining to as near its former condition as circumstances will permit, and to the Building to the extent necessary to constitute the portion of the Building not so taken or condemned as a complete architectural unit. In the event of a partial taking or condemnation of the Premises and/or the Building as herein provided, the rentable area of the Premises specified in Subsection 1.01.I and/or the rentable area of the Building as specified in this Lease, respectively, shall be reduced for all purposes under this Lease by the number of square feet of rentable area of the Premises and/or the Building, respectively, so taken or condemned or rendered useless by such condemnation.

17.03 COMPENSATION

Landlord shall be entitled to receive the entire price or award from any such sale, taking or condemnation without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to claim from the condemning authority all moving and relocation costs required to be paid under the laws of Illinois, provided Landlord's aware is not diminished.

18. INSURANCE

18.01 Tenant, at Tenant's expense, agrees to maintain in force during the
Term: (i) Comprehensive General Liability Insurance on an occurrence basis with limits of liability in amounts not less than: (a) $3,000,000 for bodily injury, personal injury or death; and (b) $500,000.00 with respect to damage to property, including water and sprinkler damage; (ii) Hazard Insurance, with extended coverage and vandalism and malicious mischief endorsements, in an amount adequate to cover the full replacement value of all leasehold improvements and all fixtures, contents and wall and floor coverings in the Premises; (iii) Rental insurance to cover at least one (1) year's Rent; and
(iv) Worker's Compensation insurance to statutory limits.

18.02 The policies referred to in Section 18.01 (i) and 8.01 (iii) shall name Landlord, the Manager and their respective agents and employees as additional insureds and shall not provide for deductible amounts. The policy referred to in Section 18.01 (ii) shall not provide for deductible amounts in excess of $1,000. Each policy referred to in Section 18.01 shall be issued by one or more responsible insurance companies reasonably satisfactory to Landlord and shall contain the following provisions and endorsement: (i) that such insurance may not be cancelled or amended without thirty (30) days' prior written notice to Landlord and the Manager; and (ii) an express wavier of any right of subrogation by the insurance company against Landlord, the Manager and their respective agents and employees.

18.03 Tenant shall deliver to Landlord, certificates of insurance of all policies and renewals thereof to be maintained by Tenant hereunder, not less than ten (10) days prior to the Commencement Date and not less than ten (10) days prior to the expiration date of each policy.

18.04 Provided that the insurance policies of Tenant will not be invalidated nor will the right of the insured to collect the proceeds payable under such policies be adversely affected by the waiver contained in the following portion of this sentence, each party hereby expressly waives all rights of recovery which the party making this waiver might otherwise have against the other party, it's Manager or their agents, and employees, for loss or damage to person, property or business to the extent that such loss or damage is covered by valid and collectible insurance policies, notwithstanding that such loss or damage may result from the negligence of the party receiving this waiver or its Manager or their agents or employees. Each party shall use its best efforts to obtain from its insurer the right to waive claims as set forth in the preceding sentence without thereby invalidating its insurance or affecting its right to proceeds payable thereunder.

19. RULES AND REGULATIONS

Tenant agrees for itself and for its subtenants, employees, and agents to comply with the Rules and Regulations attached hereto as Exhibit B and with all modifications, amendments, and additions thereto which Landlord may reasonably from time to time make. Landlord shall not be responsible for any violation of the Rules and Regulations by other tenants of the Building (unless the same adversely and materially affects Tenant's rights under the Lease) and shall have no obligation to enforce the same against other tenants, but Landlord will use reasonable efforts to enforce the same uniformly with respect to all tenants. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to comply with any rule or regulation unless the same applies non-discriminatorily to all occupants of the Building.

20. LANDLORD'S RIGHTS

Landlord shall have the following rights exercisable without notice (except as expressly provided to the contrary in this Lease), without liability to Tenant for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: (i) To change the Building's name or street address upon thirty (30) days' prior written notice to Tenant; (ii) To install, affix and maintain all signs on the exterior and/or interior of the Building; (iii) To designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises or the public corridors of the Building; (iv) To display the Premises to prospective tenants at reasonable hours during the last twelve (12) months of the Term; (v) To change the arrangement of entrances, doors, corridors, elevators and stairs in the Building, provided that no such change shall materially adversely affect access to the Premises;
(vi) To grant to any party the exclusive right (to the extent permitted by law) to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted hereunder; (vii) To prohibit the placing of vending or dispensing machines of any kind (other than coffee machines used for non-commercial purposes) in or about the Premises; (viii) To have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises according to the rules of the United States Post Office; (ix) To close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations as Landlord reasonably prescribes for security purposes; (x) To take any and all reasonable measures, including inspections and repairs to the Premises or to the Building, as may be necessary or desirable in the operations or protection thereof; (xi) To retain at all times master keys or pass keys to all doors in and to the Premises; (xii) To install, operate and maintain a building security system which monitors, by closed circuit television or otherwise, all persons entering and leaving the Building and all public areas of the Building including, but not limited to, elevators and staircases; and (xiii) To install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts of the Building, provided, however, that if such installation or maintenance requires entry into the Premises, Landlord will use reasonable efforts to minimize any resulting interference with Tenant's permitted use of the Premises. Notwithstanding anything to the contrary contained herein, Landlord and Landlord's agents, except in the case of emergency, shall provide Tenant with twenty-four (24) hours' notice prior to entry of the Premises. The entry by Landlord and Landlord's agents shall not impair Tenant's operations more than reasonably necessary, and Landlord and its agents shall comply with all reasonable security requirements imposed by Tenant.

21. ESTOPPEL CERTIFICATE

Tenant shall from time to time, upon net less than ten (10) days' prior written request by Landlord or any mortgagee holding a mortgage on the Land, the Building and the Complex, or any of the same, deliver to Landlord or such mortgagee a statement in writing certifying: (i) That this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease, as modified, is in full force and effect; (ii) The amount of Adjusted Monthly Base Rent then payable hereunder and the date to which Rent has been paid; (iii) That Landlord is not, to Tenant's knowledge, in default under this Lease or, if in default, a detailed description of such default(s);
(iv) That Tenant is or is not in possession of the Premises, as the case may be; and (v) Such other information as Landlord may reasonably request with regard to this Lease. In the event that Tenant shall fail to deliver the statement required hereunder ten (10) days after the request by Landlord or mortgagee, Tenant hereby designates Landlord as its attorney-in-fact to execute such a statement and grants Landlord the power of attorney to so act.

22. Intentionally Deleted

23. REAL ESTATE BROKERS

Tenant represents that Tenant has not dealt with any real estate brokers, sales persons, or finders in connection with this Lease other than Frain Camins & Swartchild and Greystone Realty Management, Inc. and no other persons initiated or participated in the negotiation of this Lease, or showed the Premises to Tenant. Tenant hereby agrees to indemnify and hold harmless Landlord and the Manager from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

24. SUBORDINATION AND ATTORNMENT

24.01 SUBORDINATION

This Lease and the rights of Tenant hereunder shall be and are hereby made expressly subject and subordinate at all times to the lien of any mortgage now or hereafter existing against the Land, the Building and the Complex, or any of the same, and to all advances made or hereafter to be made upon the security thereof. Tenant agrees to execute and deliver such further instruments subordinating this Lease to the Lien of any such mortgage as may be requested in writing by Landlord from time to time. Tenant acknowledges that its title is and always shall be subordinate to the title of the owner of the Land, the Building and the Complex, and nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of the owner of the Land, the Building and the Complex.

Tenant hereby consents in advance to any collateral assignment of this Lease which Landlord elects, in its sole discretion, to execute.

If, in connection with the financing of the Premises or any part or component thereof, any lender shall request reasonable modifications of this Lease that do not materially increase the obligations or materially and adversely affect the rights of Tenant under this Lease, Tenant covenants to make such modifications.

If any mortgagee or ground lessor requires execution of a short form of lease for recording (containing the names of the parties, a description of the Premises, and the term of this Lease) or a certification from Tenant concerning the Lease in such form as may be required by a mortgagee or ground lessor, Tenant agrees to promptly execute such short form of lease or certificate and deliver same to Landlord within ten (10) days following the request therefor.

24.02 ATTORNMENT

In the event of the foreclosure of any such mortgage by voluntary agreement or otherwise, or the commencement of any judicial action seeking such foreclosure, Tenant, at the written request of the then Landlord, shall attorn to and recognize such mortgagee or purchaser in foreclosure as Tenant's Landlord under this Lease. Tenant agrees to execute and deliver at any time upon written request of such mortgagee, purchaser, or their successors, any instrument to further evidence such attornment. Tenant hereby waives its right, if any, to elect to terminate this Lease or to surrender possession of the Premises in the event of any such mortgage foreclosure.

24.03 LANDLORD'S MORTGAGE - GROUND LEASE

Landlord may execute and deliver a mortgage or trust deed in the nature of mortgage, both sometimes hereinafter referred to as "Mortgage", against the Building or any interest therein and may sell and lease back the underlying land on which the Building is situated. If requested by the mortgagee or trustee or by the lessor of any ground or underlying lease (ground lessor), Tenant will either subordinate its interest in this Lease to said Mortgage or ground lease or make such interest superior and will execute such agreement or agreements as may be reasonably required by such mortgagee, trustee or ground lessor.

24.04 MORTGAGE PROTECTION CLAUSE

Tenant agrees to give any mortgagee and/or trust deed holders ("Mortgagee"), by certified mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that, if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event, the Lease shall not be terminated while such remedies are being so diligently pursued.

25. NOTICES

All notices required or permitted to be given hereunder shall be in writing and shall be deemed given and delivered, whether or not received, when personally delivered by the other party or its designated agent or courier service, or, if sent by mail, when deposited in the United States Mail, postage prepaid and properly addressed, certified mail, return receipt requested, at the following addresses: (i) To Landlord: c/o Greystone Realty Management, Inc., Suite 100, 100 Tri-State International Office Center, Lincolnshire, Illinois 60069, with copies to Greystone Realty Corporation, Suite 240, 1111 West 22nd Street, Oak Brook, Illinois 60521 and to Paul R. Diamond, Esq., Holleb & Coff, 55 East Monroe Street, Suite 4100, Chicago, Illinois 60603, or such other addresses as Landlord shall designate by written notice to Tenant; and (ii) To Tenant: At the address specified in Subsection 1.01.C prior to the Commencement Date, and at the Premises after the Commencement Date, or such other address as Tenant shall designate by written notice to Landlord.

26. COSTS

In the event this Lease or Tenant's right to possession is terminated by Landlord pursuant to Section 13 hereof, Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, a prorated amount of any broker's commission incurred by Landlord in connection with this Lease, rent abatement received by Tenant through the date of termination, and the cost of the work effected by Landlord pursuant to the Work Letter attached hereto as Exhibit E., multiplied by a fraction, the numerator of which is the number of months remaining under the Term and the denominator of which is one hundred twenty
(120). Landlord represents that the broker's commission incurred by Landlord in connection with this Lease is One Hundred Twelve Thousand Five Hundred Forth-Two and 32/100 Dollars ($112,542.32).

27. ENVIRONMENTAL MATTERS

Except for pre-existing conditions, Tenant shall, at Tenant's expense, keep and maintain the Premises in compliance with all local, state and Federal environmental laws, ordinances and regulations, including, without limitation, 42 U.S.C. o9601 et seq., 42 U.S.C. o6901 et seq., 49 U.S.C. o1801 et seq., 15
U.S.C. o2601 et seq., and the rules, regulations and guidelines promulgated thereunder.

28. MISCELLANEOUS

28.01 LATE CHARGES

All delinquent Rent and other payments due from Tenant to Landlord (i) shall bear interest at twenty-one percent (21%) per annum or the maximum rate permitted by law, or (ii) Tenant shall pay a flat late charge of ten percent (10%) of the delinquent rent, whichever is greater.

28.02 ENTIRE AGREEMENT

This Lease and the Exhibits attached hereto contain the entire agreement between Landlord and Tenant concerning the Premises and there are no other agreements, either oral or written.

28.03 NO OPTION

The execution of this Lease by Tenant and delivery of same to Landlord or the Manager does not constitute a reservation of or option for the Premises or an agreement to enter into a Lease, and this Lease shall become effective only if and when Landlord executes and delivers same to Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord or the Manager shall constitute and irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be withdrawn or revoked for ten (10) days after such execution and delivery. If Tenant is a corporation, it shall deliver to Landlord, concurrently with the delivery to Landlord of an executed Lease, certified resolutions of Tenant's directors authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder

28.04 ACCORD AND SATISFACTION

No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Premises shall reinstate, continue or extend the Term.

28.05 LANDLORD'S OBLIGATIONS ON SALE OF BUILDING

In the event of any sale or other transfer of the Building, Landlord and the seller or transferor (and the beneficiaries of any selling or transferring land trust) shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer. In any such event, Landlord will obtain from the purchaser or transferee a written agreement of such purchaser or transferee undertaking to assume and perform all obligations of Landlord hereunder, after the date of the sale or transfer.

28.06 BINDING EFFECT

This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns.

28.07 CAPTIONS

The Article and Section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections.




28.08 APPLICABLE LAW

This Lease shall be construed in accordance with the laws of the State of Illinois.

28.09 TIME

Time is of the essence of this Lease and the performance of all obligations hereunder.

28.10 LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES

If Tenant fails to timely perform any of its duties under this Lease, Landlord shall have the right (but not the obligation), after the expiration of any grace period elsewhere under this Lease expressly granted to Tenant for the performance of such duty, to perform such duty on behalf and at the expense of Tenant without further prior notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be Additional Rent under this Lease and shall be due and payable upon demand by Landlord, together with an administration charge of ten percent (10%) of the amounts so expended.

28.11 CROSS-DEFAULT

Any default by Tenant under this Lease shall constitute default by Tenant under any other lease or rental arrangement for space in the Building or under any other agreement to which Tenant or one or more of its guarantors is a party relating to any other interest in the Building or Land. Any default by Tenant under any other lease or rental arrangement for space in the Building or under any other agreement relating to any other interest in the Building or Land to which Tenant is a party, shall constitute a default by Tenant under this Lease.

28.12 LIMITATION ON LANDLORD'S LIABILITY

It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord, and any liability for damage or breach or nonperformance by Landlord shall be collectible only out of Landlord's interest in the Building and the Land and no personal liability is assumed by, nor at any time may be asserted against, Landlord or any of its officers, agents, employees, legal representatives, successors or assigns, all such liability, if any, being expressly waived and released by Tenant.

28.13 RECORDING

Neither Landlord nor Tenant shall record this Lease. If Landlord requests, the parties shall execute and acknowledge a short form of lease for recording purposes which shall be recorded at Landlord's expense.

28.14 INVESTMENT TAX CREDIT

Landlord reserves to itself all investment tax credit for Tenant finish and related items, which are the cost and responsibility of Landlord.

28.15 RIGHT OF FIRST REFUSAL



The portion of the third (3rd) floor of the Building excluding the Premises is herein referred to as "Offered Space." Landlord agrees that if the Landlord receives a bona fide written offer to lease all or a portion of the Offered Space (hereinafter the "Refusal Space") from an independent third party (hereinafter "Potential Tenant") at a Monthly Base Rent and other terms and conditions acceptable to Landlord, then, if this Lease is in effect and no Event of Default has occurred and Tenant is in occupancy of the Premises, Landlord shall give Tenant a written notice (hereinafter the "Offering Notice") specifying (1) the Refusal Space, (2) the Monthly Base Rent, including Adjusted Monthly Base Rent and Operating Expenses and Taxes expense stop, at which Landlord is willing to rent the Refusal Space to such Potential Tenant, (3) the rent concessions, if any, to be provided to such Potential Tenant, (4) the Tenant Improvement allowance, if any, to be provided by Landlord to such potential Tenant at Landlord's cost and expense, (5) and other financial terms of the proposed transaction that would have a material impact thereon. Tenant shall have the right (hereinafter the "Matching Option"), but not the obligation, subject to all of the terms and conditions set forth herein, to lease all of such Refusal Space on the terms and conditions set forth by Landlord in the Offering Notice for a term commencing on the later of (1) the date of the Acceptance Notice (as hereinafter defined) and (2) the date Landlord shall deliver vacant possession thereof to Tenant (such later date for the inclusion of such Refusal Space in the Premises is hereinafter referred to as the "Matching Term Commencement Date") and expiring on the earlier to occur of (i) the expiration date indicated in the bona fide offer and (ii) the expiration date of the Term.

     The Matching Option may be exercised by Tenant's giving written notice to Landlord (hereinafter the "Acceptance Notice") of Tenant's exercise of said Matching Option not more than five (5) business days after Landlord's delivery of the Offering Notice to Tenant. Upon Tenant's giving of the Acceptance Notice, this Lease shall automatically be deemed to include such Refusal Space in question effective as of the Matching Term Commencement Date upon the terms and conditions specified herein. If Tenant shall not give the Landlord the Acceptance Notice at the time and in the manner set forth above, Landlord shall be free to lease the Refusal Space to the Potential Tenant or an affiliate thereof on terms not materially less favorable to Landlord than those contained in the Offering Notice and Tenant shall have no rights to the Refusal Space unless and until such time that Landlord shall have terminated its negotiations with the Potential Tenant or affiliate thereof as to such Refusal space or if the terms and conditions are changed so as to be materially less favorable to Landlord, at which time such Refusal Space shall again become subject to the right of first refusal contained herein.

     If Tenant exercises the Matching Option with respect to the Refusal Space, then effective as of the Matching Term Commencement Date, the following shall apply:

     (i) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Refusal Space on the terms and conditions hereinafter set forth on the Matching Term Commencement Date and ending on the earlier to occur of the expiration date indicated in the bona fide offer and the expiration date of the Term.

     (ii) The Monthly Base Rent payable under Section 3 herein shall be further increased by the Monthly Base Rent for the Refusal Space.



     (iii) Taxes and Operating Expenses payable under Section 4 shall be increased proportionately to reflect the additional rentable area in the Refusal Space.

     (iv) Except as otherwise specifically provided herein, from and after the exercise of the Matching Option by Tenant, all references in this Lease to the Premises shall be deemed to apply to the Refusal space as well as the Premises initially leased hereunder and all of the terms, provisions, and conditions of the Lease (except that the Operating Expense applicable to the Refusal Space shall be as set forth in the Offering Notice) shall apply to the Refusal Space with the same force and effect as if it were leased to Tenant initially together with the Premises originally demised hereunder.

28.16 STORAGE SPACE

At Tenant's option, during the Term, Landlord shall provide Tenant with available secured penthouse storage space in the Building. Tenant shall pay Landlord Twelve and No/100 Dollars ($12.00) per rentable square foot of said storage space, payable in equal monthly installments together with Monthly Base Rent payable hereunder.

28.17 EXPANSION OPTIONS

A. Notwithstanding anything to the contrary contained herein, provided that there exists no Event of Default and Tenant is in occupancy of the Premises, Tenant shall have the option, but not the obligation, by providing Landlord with one hundred eighty (180) days prior written notice, of including in the Premises the office space identified in Exhibit C as the First Expansion Space, consisting of 5,000 - 6,000 rentable square feet (based upon a mutually acceptable space plan to be measured by Landlord), as of September 1, 2000 (the "First Expansion Space Commencement Date").

If Tenant exercises its right to add the First Expansion Space to the Premises, then effective as of the First Expansion Space Commencement Date, the following shall apply:

     (i) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the First Expansion Space on the terms and conditions hereinafter set forth on the First Expansion Term Commencement Date and ending on the expiration of the Term.

     (ii) The Tenant shall pay Monthly Base Rent for the First Expansion Space on the same basis and at the same rental rate as the base rental rate for the original office space demised hereunder, as the same is increased from time to time.

     (iii) Taxes and Operating Expenses payable under Section 4 shall be increased proportionately to reflect the additional rentable area in the First Expansion Space.

     (iv) Landlord shall provide Tenant with the First Expansion Space "as is" and Landlord shall furnish Tenant with a Tenant's Improvement Allowance for the First Expansion Space in the amount of $12.50 per rentable square foot, payable upon completion of the Tenant's modifications to the Premises and delivery of satisfactory waivers of lien, paid invoices, receipts and reasonable documentation requested by Landlord.



     (v) Except as otherwise specifically provided in this Section, from and after the exercise of the First Expansion Option by Tenant, all references in the Lease to the Premises shall be deemed to apply to the First Expansion Space as well as the Premises initially leased hereunder and all of the terms, provisions, and conditions of the Lease shall apply to the First Expansion Space with the same force and effect as if it were leased to Tenant initially together with the Premises originally demised hereunder.

B. Notwithstanding anything to the contrary contained herein, provided that there exists no Event of Default and Tenant is in occupancy of the Premises, Tenant shall have the option, but not the obligation, by providing Landlord with one hundred eighty (180) days prior written notice, of including in the Premises the office space identified in Exhibit D as the Second Expansion Space, consisting of 5,000 - 6,000 rentable square feet (based upon a mutually acceptable space plan to be measured by Landlord), as of September 1, 2003 (the "Second Expansion Space Commencement Date").

If Tenant exercises its right to add the Second Expansion Space to the Premises, then effective as of the Second Expansion space Commencement Date, the following shall apply:

     (i) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Second Expansion Space on the terms and conditions hereinafter set forth on the Second Expansion Term Commencement Date and ending on the expiration of the Term.

     (ii) The Tenant shall pay Monthly Base Rent for the Second Expansion Space on the same basis and at the same rental rate as the base rental rate for the original office space demised hereunder, as the same may increase from time to time.

     (iii) Taxes and Operating Expenses payable under Section 4 shall be increased proportionately to reflect the additional rentable area in the Second Expansion Space.

     (iv) Landlord shall provide Tenant with the Second Expansion Space "as is" and Landlord shall furnish Tenant with a Tenant's Improvement Allowance for the Second Expansion Space in the amount of $12.50 per rentable square foot, payable upon completion of the Tenant's modifications to the Premises and delivery of satisfactory waivers of lien, paid invoices, receipts and other reasonable documentation requested by Landlord.

     (v) Except as otherwise specifically provided in this Section, from and after the exercise of the Second Expansion Option by Tenant, all references in the Lease to the Premises shall be deemed to apply to the Second Expansion Space as well as the Premises initially leased hereunder and all of the terms, provisions, and conditions of the Lease shall apply to the Second Expansion Space with the same force and effect as if it were leased to Tenant initially together with the Premises originally demised hereunder.

28.18 RENEWAL OPTION

Provided the following conditions shall have been fully satisfied, Tenant shall have an option (the "Extension Option") to extend the term of this Lease for one (1) additional term (the "Extended Term") of five (5) years, commencing on the date (the "Option Period Commencement Date") immediately succeeding the date set forth in Subsection 1.01G hereinabove:



     (i) At least one (1) year prior to the Option Period Commencement Date, Landlord shall have received from Tenant written notice (the "Extension Notice") of Tenant's election to exercise the Extension Option; and

     (ii) There shall not be an Event of Default under this Lease on either the date of Landlord's receipt of the Extension Notice or the Option Period Commencement Date.

Monthly Base Rent during the Extended Term shall equal the prevailing market rent. "Prevailing market rent" shall mean with respect to any space in the Building and Complex, the annual Monthly Base Rent per rentable square foot together with rent abatement and other rental concessions, Tenant's Improvement allowances and escalation and Operating Expense stops or other escalation benchmarks then being offered by Landlord to bona fide third party prospects in the Building and Complex which is comparable in size, location, area, degree of prior improvement, view, and for a lease term comparable to the term that such space would be leased by Tenant.

28.19 EXCLUSIVE USE.

Notwithstanding anything to the contrary contained herein, except with respect to existing tenants of the Complex, Landlord shall not lease, sublease or assign or allow to be leased, subleased or assigned space within the Building to any tenant that is a "competitor of Tenant" prior to and during the Term.
A "competitor of Tenant" is an individual or entity that is engaged in the provision of staff in support of the operational elements of its clients' computer technology assets and resources, but such term does not include an entity engaged in support of the programming-, maintenance-, or applications-related aspects, or any other aspect, of such assets and resources. Further, to be a "competitor of Tenant", such entity must provide its operations staff support only in one (1) or more the following computing environments; (a) mainframe and mid-range computer operations; (b) desktop and workstation computing (PC/LAN); (c) voice and data communications (LAN/WAN-local and wide area networks); (d) computer "help desk" operations; or (e) client-server operations. Any breach of this provision by Landlord shall constitute a material breach of this Lease.

In the event Landlord defaults in its obligations under this Section 28.19 and said default continues for one hundred twenty (120) days following delivery to Landlord of Tenant's written notice of the same, Tenant may terminate the Term upon notice to Landlord, as Tenant's sole remedy hereunder.

28.20 TENANT'S RIGHT TO ACCELERATE EXPIRATION DATE.

Notwithstanding anything to the contrary contained herein, provided that there is no Event of Default hereunder, Tenant may elect to accelerate the Expiration Date to the last day of the eighty-fourth (84th) full calendar month of the Term by providing Landlord with two hundred seventy (270) days prior written notice of said election and paying to Landlord with said notice a termination fee equal to (i) all unamortized costs to the Landlord of the Tenant's Improvements, as defined in the Work Letter, and broker's commission costs paid by Landlord as a result of this Lease (assuming straight-line amortization from the date incurred through the original Expiration Date of Term and a ten percent (10%) interest factor) plus (ii) Adjusted Monthly Base Rent otherwise payable for the six (6) month period commencing with the proposed Accelerated Expiration Date.

28.21 RESERVED PARKING.




During the Term, Tenant shall be entitled to the use of six (6) reserved parking spaces at the north end of the Building, except to the extent prohibited by applicable codes, regulations, laws and the like.

28.22 TEMPORARY SUPPORT CENTER

Landlord agrees to provide early occupancy of up to approximately 2,500 rentable square feet of the Premises commencing August 15, 1996 for Tenant's Temporary Support Center. All of the terms and provisions hereof shall be binding upon Tenant as of the taking of such early occupancy, other than Tenant's obligation to pay Adjusted Monthly Base Rent hereunder.

     IN WITNESS WHEREOF, this Lease has been executed as of the date set forth in Subsection 1.01.D hereof.

                              LANDLORD:

                              NEW YORK LIFE INSURANCE COMPANY
                              By:  Greystone Realty Corporation, for
                                   New York Life Insurance Company

                                   _____________________________
                                    By: Jean-Marie Murphy
                                   Senior Vice President

                              TENANT:

                              ALTERNATAIVE RESOURCES CORPORATION

                              By:  ________________________________

                              Title:    ______________________________



                                  EXHIBIT B

                            RULES AND REGULATIONS

(1) Any sign, lettering, picture, notice or advertisement installed within the Premises which is visible from the public corridors within the Building shall be installed in such manner and be of such building standard character and style as Landlord shall approve in writing. No sign, lettering, picture, notice or advertisement shall be placed on any outside window or in a position to be visible from outside the Building, except as specifically approved by Landlord. No window treatments visible from the outside of the Building shall be made without the prior written approval of Landlord;

(2) Sidewalks, entrances, passages, courts, corridors, halls, elevators and stairways in and about the Premises shall not be obstructed nor shall objects be placed against glass partitions, doors or windows which would be unsightly from the Building's corridors or from the exterior of the Building;

(3) No animals, pets, bicycles or other vehicles shall be brought or permitted to be in the Building or the Premises;

(4) Room to room canvasses to solicit business from other tenants of the Building are not permitted;

(5) Tenant shall not waste electricity, water or air-conditioning and shall cooperate fully with Landlord to assure the most effective and efficient operation of the Building's heating and air-conditioning systems. All controls shall be adjusted only by personnel authorized by Landlord;

(6) All corridor doors shall remain closed at all times;

(7) No locks or similar devices shall be attached to any door except by Landlord and Landlord shall have the right to retain a key to all such locks

(8) Except for Landlord's gross negligence or willful misconduct, Tenant assumes full responsibility of protecting the Premises from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the Premises locked;

(9) Landlord shall have the right to require Tenant and its employees to produce Tenant identification cards (if issued by Landlord) as a condition to entering the Premises or for other purposes affecting the security of the Building;

(10) All cleaning, repairing, janitorial, decorating, painting, construction or other services and work in and about the Premises shall be done only by personnel hired by Landlord;

(11) Safes, furniture, equipment, machines and other large or bulky articles shall be brought to the Building and into and out of the Premises at such times and in such manner as Landlord shall direct (including the designation of elevator and the location of such articles) and at Tenant's sole risk and cost. Prior to Tenant's removal of such articles from the Building, Tenant shall obtain written authorization of the Manager of the Building and shall present such authorization to a designated employee of Landlord;

(12) Tenant shall not in any manner deface or damage the Building;



(13) Inflammables such as gasoline, kerosene, naphtha and benzene, or explosives or any other articles of an intrinsically dangerous nature are not permitted in the Building or the Premises;

(14) Landlord's consent to the installation of any electrical equipment shall not relieve Tenant from the obligation not to use more electricity than the safe capacity available to the Premises as provided in this Lease;

(15) To the extent permitted by law, Tenant shall prohibit picketing or other union activity involving its employees in the Building, except in those locations and subject to time and other limitations as to which Landlord may give prior written consent;

(16) Tenant shall not enter into or upon the roof or those portions of the basement of the Building immediately containing any storage, heating, ventilation, air-conditioning, mechanical or elevator machinery housing areas;

(17) Tenant shall not distribute literature, flyers, handouts or pamphlets of any type in any of the common areas of the Building, without the prior written consent of Landlord;

(18) Tenant shall not cook, otherwise prepare or sell any food or beverages in or from the Premises or sell or serve any alcoholic beverages in or from the Premises, except that Tenant may cook or prepare food or non-alcoholic beverages for consumption on the Premises by employees, and, provided that Tenant has obtained liquor liability insurance as required under Section 18.05 of this Lease, and has delivered to Landlord a certificate of insurance evidencing such insurance, then Tenant shall not be deemed to be violating this Rule 18 by serving alcoholic beverages incidentally to the conduct or development of Tenant's business as permitted by its lease, provided that in no event shall Tenant sell any alcoholic beverages nor serve the same, nor offer the service of alcoholic beverages to members of the general public;

(19) Tenant shall not permit the use of any apparatus for sound production or transmission in such manner that the sound so transmitted or produced shall be audible or vibrations therefrom shall be detectable beyond the Premises;

(20) Tenant shall keep all electrical and mechanical apparatus free of vibration, noise and air waves which may be transmitted beyond the Premises;

(21) Tenant shall not permit objectionable odors or vapors to emanate from the Premises;

(22) Tenant shall not place a load upon any floor of the Premises exceeding the floor load capacity for which such floor was designed or allowed by law to carry; and

(23) No floor covering shall be affixed to any floor in the Premises by means of glue or other adhesive without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.



                                  EXHIBIT E

                                 WORK LETTER


                           Lincolnshire, Illinois

                                July 15, 1996



          Re: Work Letter for Interior Construction Pursuant to Lease dated July 15, 1996 for 26,578 rentable square feet ("Premises") of the Building ("Building") commonly known as Building 100 Tri-State International Office Center, Lincolnshire, Illinois ("Lease") by and between Alternative Resources Corporation, as Tenant ("Tenant") and New York Life Insurance Company, c/o Greystone Realty Corporation, Agent, as Landlord ("Landlord")

Gentlemen:

     This Work Letter is being executed simultaneously with that certain lease and any riders thereto by and between the above named Landlord and Tenant wherein Tenant is leasing certain space in the commercial building known as Building 100, Tri-State International Office Center, Lincolnshire, Illinois.

     To induce Tenant to enter into the Lease (which is hereby incorporated by reference) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

     1. Capitalized Terms. Capitalized terms used in this Work Letter without definition or reference to an exhibit shall have the meanings given to such terms in the Lease, unless the context otherwise requires.

     2. Plans.

          (a) Subject to the provisions of this Work Letter, Landlord shall complete the improvements within the Premises requested by Tenant as hereinafter provided ("Tenant's Improvements"), to be constructed in accordance with the plans dated June 7, 1996, prepared by Goss Posma Barker (the "Plans") (which plans are attached to the Lease as part of Exhibit F), using Landlord's Building Standard materials and finishes, on a turn key basis. In addition to the foregoing, Tenant shall pay to Landlord the sum of one hundred sixty-three thousand two hundred forty-five dollars ($163,245.00) as Tenant's contribution toward the cost of Tenant's Improvements, which sum shall be due and payable within ten (10) days of substantial completion of Tenant's Improvements.

          (b) Tenant's Plans are hereby approved by Landlord and Tenant. Any changes to such plans shall be subject to Landlord's advance written approval, which approval shall not be unreasonably withheld or delayed, and the cost of preparing all such changes shall be paid by the Tenant.

     3. Delays.

          (a) Should Tenant:

                    (1) change the Plans in any manner; or




                    (2) fail to perform or complete any obligation of Tenant hereunder in a timely manner; then:

                         (i) Landlord shall not be required to proceed with
construction until such time as the appropriate plans and/or approvals are delivered and all other terms and conditions of this Work Letter with respect to Tenant's obligations are met; and (ii) Rent shall commence on the schedule Commencement Date of the Lease Term regardless of whether or not the Premises have been completed by that time.

                    Landlord agrees to provide Tenant with written notice if any proposed change in the Plans is expected by Landlord to cause delays in Landlord's substantial completion of Tenant's Improvements.

          (b) Landlord estimates (but does not represent and warrant to Tenant) that the Tenant's Improvements will be completed, and the Premises will be available for possession by Tenant, no later than the date specified in Subsection 1.01.F of this Lease ("Estimated Possession Date"). In no event shall Landlord be liable to Tenant for any damages of any kind for failure to complete the Tenant's Improvements or to deliver the Premises to Tenant on the Estimated Possession Date. However, in such event, Monthly Base Rent shall abate until Landlord delivers possession of the Premises "substantially complete", as reasonably determined by Landlord's Architect. The Premises shall not be deemed to be less that "substantially complete" if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the Premises or any part thereof, if the delay in such completion is due to special work, changes, alterations or additions required or made by Tenant in the layout or finish of the Premises or any part thereof, or to any extent caused by Tenant through the delay of Tenant in submitting plans, supplying information, approving plans, specifications or estimates, if any, giving authorization, or otherwise, or to the extent caused by delay and/or default of or the breach of any provision of this Lease on the part of Tenant, or anyone claiming through Tenant or their respective agents or employees. Without limiting the generality of the foregoing, the Premises shall not be deemed unready for Tenant's occupancy by reason of any delay in substantially completing Tenant's Improvements that result from Tenant's specifying items that, under normal construction scheduling and actual lead-time period for ordering materials, cannot reasonably be expected to be substantially completed on or before the date specified in Subsection 1.01.F of this Lease (including, without limitation, millwork items, and special lighting plans), (collectively called ("Long Lead-Time Items"). The provision of subparagraph 3(a) hereof shall apply to all delays arising from any failure by Tenant to meet the time and performance obligations set forth herein, including the failure to make any payments due hereunder, or any other act or omission by Tenant, its agents or employees which delays substantial completion including, but not limited to, any delays caused by the ordering and delivery of special materials or equipment at Tenant's request.

     4. Tenant's Access to the Premises. Landlord, at Landlord's reasonable discretion, may permit Tenant and Tenant's agents to enter the Premises prior to the completion of the Tenant's Improvements in order that Tenant may make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry, such permission shall constitute a license only and such license shall be conditioned upon Tenant working in harmony and not interfering with Landlord and Landlord's agents, contractors, workmen, mechanics and suppliers in doing the Tenant's Improvements, or other work of Landlord in the Building or with other tenants and occupants of the Building. Landlord shall have the right to withdraw such license for any reasonable reason upon twenty-four (24) hours' written notice to Tenant. Tenant agrees that any such entry as described herein shall be at its own risk and that Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's property or personal injuries to any of Tenant's employees or agents as a result thereof. Tenant further agrees to protect, defend, indemnify and hold Landlord harmless from all liabilities and expenses, except if due to Landlord's negligence or willful misconduct, arising out of or connected with the activities of Tenant and its employees or agents in or about the Building including, but not limited to, any and all liabilities for damage to or loss of any materials or equipment of Tenant which are stored on the Premises.

     5. Miscellaneous.

          (a) All Tenant's Improvements and Tenant's changes shall be effected by Landlord, or its designers, contractors or subcontractors, in accordance with the terms, conditions and provisions herein contained, incorporated by reference, or otherwise agreed to in writing by the parties.

          (b) With respect to all payments provided for herein, Landlord shall have all of the rights and remedies granted to it in the Lease in connection with the enforcement of the collection of Rent owing thereunder.

          (c) Time is of the essence in this Work Letter.

          (d) Under no circumstances shall Rent otherwise payable under this Lease abate in whole or in part because of any delay, expense or cost hereunder, arising or incurred in connection with any modification, revision, change or special request made by Tenant in any of the plans and specifications provided for herein or otherwise agreed to by the parties in writing.

          (e) In the event of a dispute as to whether the Premises have been competed in accordance with the terms provided in this Lease and Work Letter, the joint decision of Landlord's architect and of an architect retained by Tenant at Tenant's cost, shall be binding and conclusive.

          (f) This Work Letter shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any option under the Lease or otherwise.

Dated as of the date first above written.

LANDLORD:                               TENANT:

NEW YORK LIFE INSURANCE COMPANY         ALTERNATIVE RESOURCES
By:  Greystone Realty Corporation, for            CORPORATION
     New York Life Insurance Company

By:  ________________________________        By:  ______________________
     Charles J. Lauckhardt                        Title:
___________________
     Vice Chairman



                                  EXHIBIT G

                              Addendum to Lease

The following addendum to the Office Lease (Lease) between New York Life Insurance Company (Landlord) and Alternative Resources Corporation (Tenant) dated July 15, 1996, shall supersede the original provisions of the lease.

1. Section 4.01E (1) (2) shall be changed to the following:

"(1) Operating Expenses incurred in one Adjustment Year but which, pursuant to generally accepted accounting principles consistently applied, should be charged to tenants over a period of more than one Adjustment Year because of the amount or nature of such expenses ("Amortized Operating Expenses"); (2) the cost of capital equipment acquired for the purpose of reducing energy or utility costs or other Operating Expenses (which, in accordance with generally accepted accounting principles consistently applied, should be amortized over a period of more than one Adjustment Year) ("Conservation Expenditures")".

2. Section 8, Paragraph 1, Sentence 1, shall be changed to the following:

"Subject to punch list or items to be corrected pursuant to the work letter, Tenant shall be conclusively deemed to have accepted the Premises in the condition existing on the date Tenant first takes possession and to have waived all claims relating to the condition of the Premises."

3. Section 13.01 A (4) shall be changed to the following:

"(4) If the Premises or the building are damaged by reason of intentional misconduct of the Tenant, its agents, or employees and such damage has not been repaired within thirty (30 days of its occurrence;"

4. Section 24.05 shall be added as follows:

"24.05 NON DISTURBANCE AGREEMENT

Notwithstanding anything to the contrary contained in this article 24, Tenant's subordination of its interest under this lease to any mortgage affecting the property is contingent upon Tenant obtaining a commercially reasonable form of non disturbance agreement from said mortgagee which is no less favorable to Tenant than the form set forth on Exhibit H."

5. Section 28.19, the last paragraph of the section shall be changed to the following:

"In the event Landlord defaults in its obligations under this Section 28.19 and said default continues for one hundred twenty (120) days following delivery to Landlord of Tenant's written notice of the same and Landlord shall promptly pay to Tenant the unamortized cost of the Tenant's portion of the Build Out, and Tenant may terminate the Term upon notice to Landlord."

LANDLORD:                          TENANT:

NEW YORK LIFE INSURANCE COMPANY    ALTERNATIVE RESOURCES
By:  Greystone Realty Corporation, for       CORPORATION
New York Life Insurance Company

By:  _____________________________      By:  ________________________



     JEAN-MARIE MURPHY             Title:    ______________________
     Senior Vice President



                       FIRST AMENDMENT TO OFFICE LEASE

     THIS FIRST AMENDMENT ("First Amendment") is made as of the 23rd day of September, 1996, by and between BEACON PROPERTIES L.P. ("Landlord") and ALTERNATIVE RESOURCES CORPORATION (Tenant").

                                 WITNESSETH:

     WHEREAS, Landlord's predecessor-in-interest and Tenant are parties to that certain Office Lease dated July 15, 1996 (the "Lease"), regarding the premises commonly known as Suite 300, Building 100, Tri-State International Office Center, Lincolnshire, Illinois 60069 (the "Premises"); and

     WHEREAS, Landlord and Tenant desire to modify the Lease to change the term thereunder and provide Tenant with early possession of a portion of the office space demised under the Lease, upon the terms contained herein.

     NOW, THEREFORE, in consideration of the mutual convenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

     1. Defined Terms. All capitalized terms appearing herein shall have the meanings assigned to such terms in the Lease, unless otherwise provided herein.

     2. Commencement and Expiration Dates. The Commencement Date specified in Subsection 1.01.F. of the Lease is hereby changed from September 1, 1996 to November 1, 1996 and the Expiration Date specified in Subsection 1.01.G. of the Lease is hereby changed from August 31, 2006 to October 31, 2006.

     3. Early Occupancy. Landlord shall make a portion of the Premises consisting of not more than 2,854 rentable square feet, as depicted in Exhibit "A" hereto (the "Early Occupancy Premises"), available for Tenant's use and occupancy during the period commencing September 19, 1996 and ending on the Commencement Date (the "Early Occupancy Period"). (For purposes of Section
2.02 of the Lease, the Commencement Date shall be defined without regard to Tenant's use and occupancy of the Early Occupancy Premises hereunder.) In no event shall the Commencement Date be extended for delays in the completion of Tenant's Improvements resulting in whole or in part from Tenant's use and occupancy of Early Occupancy Premises during the Early Occupancy Period. During the Early Occupancy Period, Tenant shall pay Monthly Base Rent to Landlord in the amount of $3,667.39, which amount shall be prorated for partial months occurring during the Early Occupancy Period and adjusted in accordance with Section 4.02 (excluding Subsection 4.02.A.) of the Lease. For purposes of such adjustments, the Rentable Area of the Premises shall be deemed to be 2,854 rentable square feet. Notwithstanding anything in the Lease as hereby amended to the contrary, Tenant shall be bound during the Early Occupancy Period by all of the covenants, terms and conditions to be performed or observed by Tenant under the Lease, as modified by this First Amendment.

     4. Reaffirmation of Lease. Except as otherwise expressly provided in this First Amendment, the terms of the Lease are hereby ratified and reaffirmed.

     IN WITNESS WHEREOF, the parties have executed this First Amendment on the day and year first above written.



                                   LANDLORD:

                                   BEACON PROPERTIES L.P.

                                   By:  __________________________
                                        General Partner

                                        By:  ___________________
                                        Its: _____________________

                              TENANT:

                              ALTERNATIVE RESOURCES CORP.

                              By:  ______________________________
                                   Its: ______________________



                                  Exhibit B

                   FLOOR PLAN SHOWING LOCATION OF PREMISES



                                  Exhibit C

                 MEMORANDUM CONFIRMING THE COMMENCEMENT DATE

     THIS MEMORANDUM is made and entered into as of the _____ day of _________, 1999 by and between ALTRNATIVE RESOURCES CORPORATION
("Sublandlord") and SUCCESS NATIONAL BANK ('Subtenant").

     Sublandlord and Subtenant have entered into that certain Sublease dated as of the _____ day of __________, 1999 (the "Sublease"). Sublandlord and Subtenant confirm that the Commencement Date of the Term of the Sublease is __________________________, 1999.


     IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date and year first above written.

SUBLANDLORD:                  ALTERNATIVE RESOURCES CORPORATION

                              By:  ______________________________
                                   Its _________ President

SUBTENANT:                    SUCCESS NATIONAL BANK

                              By:  _____________________________
                                   Its _______ President



                                  Exhibit D

                                  FURNITURE

File Cabinets

5 drawer = 45
3 drawer = 8
2 drawer = 19
5 drawer single = 1
2 drawer single = 3
2 door cab. = 4



 81:      5 shelf bookcase
     Desk
     Bridge
     Credenza with 2 drawers
     4 visitor chairs
     1 leather chair
     Round table
     1 unit with 2 long file drawers
     Wipe Board

101:      Courtesy desk
     Lamp
     4 comfy chairs
     1 straight back chair
     2 rolling chairs
     2 little cube shaped tables drawer
     drawer file

103: 3    shelving unit with bottom
     1 visitor chair
     1 chair
     2 bridge each with drawer file

104:      4 shelving unit with bottom
     1 visitor chair
     1 chair
     2 bridge each with drawer file

105:      Server rack
     2 overhead shelves
     desk: file file
     desk: drawer drawer file
     1 fixed desk (no drawers)
     5 overhead cupboards (fixed)
     air conditioning unit
     18 server cabinets
     4 big chairs
     2 big file cabinets (5 drawers each)

109:      2 overhead bins with lights
     file file
     2 chairs

110:      2 overhead bins with light
     2 drawer file
     2 chair

118:      5 shelving unit
     U shaped config
     2 visitor chairs
     1 leather chair
     Desk with 2 drawer/file bridge
     Bridge with 2 long file drawers
     2 long file drawers

119:      2 long file drawers
     2 visitors chairs
     1 leather chair



     Table Desk
     Cindy's drawing (break front unit maybe?)

120:      U shaped config
     2 visitor chairs
     2 long file drawers
     1 leather chair
     desk
     bridge
     1 drawer drawer file
     2 long file drawer
     5 shelving unit

121:      U shaped config.
     2 visitor chairs
     1 leather chair desk
     2 bridge with 2 long file drawers
     2 long file with 3 shelving unit
     2 long file

122:      U shaped config.
     1 leather
     4 long drawer desk
     table thing

123: 3    shelving unit
     roundtable
     4 chairs
     1 leather chair
     desk
     bridge
     2 long drawer file

111:      2 desks: both drawer drawer file
     wipe board
     4 overhead bins
     3 rolling chairs

112:      Desk
     Bridge
     3 units each with 2 long file drawers
     2 bookcases with 3 shelves a piece
     1 bookcase with 5 shelves
     3 visitor chairs
     1 leather chair
     wipe board

113:      1 round table
     10 tables
     18 chairs

114:      U shaped config
     Desk
     Bridge with overhead binder bins
     4 file drawers
     Leather desk chair 2 visitor chairs

115:      3 shelving units



     U shaped config.
     Desk
     Bridge
     4 long file drawers
     Leather desk chair
     2 visitor chairs

116:      U shaped config.
     5 shelving units
     2 visitor chairs leather desk chair
     2 way bridge
     2 long file drawers

117:      2 long file with 2 shelving unit
     2 visitors chairs
     1 leather chair
     2 bridge
     bridge with 2 drawer file
     2 long file drawers

125:      U shaped config.
     5 shelving unit
     round table
     4 leather chairs
     2 leather visitor chairs
     1 leather chair
     desk
     bridge
     2 file bin bottom bride with overhead binder bins
     2 long file drawer

126:      1 leather chair
     2 visitor leather chairs
     hutch with book case
     desk:  forms square conference table
     bridge

127:      Leather love seat
     4 chairs
     rectangle table

128:      4 shelving unit
     credenza
     desk
     1 leather chair
     4 long shelf file

129:      Round table
     4 leather chairs
     2 leather visitor chairs
     1 leather desk chair
     2 bridge
     2 long file with 3 shelving unit
     2 long file

130:      Oval Table
     6 leather chairs
     3 regular chairs



     1 love seat
     desk
     leather desk chair
     2 end tables
     3 armoires credenza with 6 drawers shelf unit
     Wipe board

132:      Desk
     Bridge
     Credenza
     2 overhead binder bins
     bookcase with 2 shelves
     wooden round table
     5 visitor chairs
     leather desk chair

134:      Rolling fax table

135:      4 long file
     2 shelving unit
     2 visitor chairs
     1 chair
     2 bridge
     bridge with 2 drawer file

136:      3 shelving unit
     2 visitor chairs
     1 leather chair
     2 long file drawer
     2 bridge
     bridges with drawer file

 137:     5 shelving unit
     2 visitor chairs
     1 leather chair
     2 long file drawer
     2 bridges
     bridge with drawer file

 138:     2 visitor chairs
     1 leather chair
     2 bridge
     bridge with drawer file
     2 long file
     5 shelving unit

 139:     5 shelving unit
     round table with 3 chairs
     2 desk
     1 overhead bin

 140:     3 file file
     2 overhead bins with light
     bridge

 142:     1 long table
     8 chairs
     2 refrigerators



     watercooler

 143:     2 rolling chairs
     1 small table
     2 tall phone racks

 147:     Met, shelves

 148:     Cabinets

 149:     Desk
     2 visitor chairs
     credenza
     3 shelf bookcase
     1 rolling desk chair

 150:     3 shelf unit
     1 visitor chair
     1 chair credenza
     2 bridge with drawer file

 151:     3 shelf unit
     2 visitor chairs
     1 leather chair
     3 drawer cabinet
     cube:  overhead with light
     file file

 152:     2 visitor chairs
     3 shelving unit
     credenza
     1 chair desk with 2 drawer/file

 153:     3 shelving unit
     2 visitor chairs
     1 chair
     desk
     bridge with 2 drawer file

 154:     2 visitor chairs
     3 shelving unit
     desk with 2 drawer file
     4 long file drawers

 155:     Credenza
     1 chair
     2 visitor chairs
     3 shelving unit
     desk with 2 drawer/file

 156:     Credenza
     1 chair
     2 visitor chairs
     desk w/2 drawer file
     3 shelving unit

 157:     1 chair
     1 visitor chair



     2 long file drawer w/3 shelving unit
     2 bridges with file drawer

 158:     Rectangular table
     10 chairs
     phone table

 159:     5 wall shelf

 160:     U shaped config.
     2 long file drawers
     2 visitors chairs
     1 chair
     3 bridge with overhead file

 161:     Cabinets

 162:     3 visitors chairs
     1 leather chair desk with 2 file/drawer

 163:     3 shelf unit
     2 shelf unit
     2 leather chairs
     cube:  overhead bin with light
     2 file file
     desk drawer

 164:     5 shelving unit
     2 long drawer file
     1 chair
     cube:  overhead bin with light
     2 file file
     desk drawer

Board Room:
     Long oval table
     12 leather chairs
     coffee table
     long buffet table
     fixed buffet with 6 cupboards
     4 fixed cupboards above
     wipe board

Outside 151 and 82:
     2 tiered metal desk
     rolling chair

Cubes

 1-8:     3 overhead bins w/lights
     drawer drawer file
     2 long file drawer
     chair

 9-12:    3 overhead bins w/lights
     drawer drawer file
     file file
     2 long file drawer



     chair

 13-14: 3 overhead bins w/lights
     drawer drawer file
     2 long file drawer
     chair

 15-16: 3 overhead bins w/lights
     drawer drawer file
     file file
     2 long file drawer
     chair

 17-18: 3 overhead bins w/lights
     drawer drawer file
     2 long file drawer
     chair

 19-20: 3 overhead bins w/lights
     drawer drawer file
     file file
     2 long file drawer
     chair

 21:      3 overhead bins w/light
     drawer drawer file
     3 file file
     2 long file drawer
     chair

 22:      3 overhead bins w/lights
     drawer drawer file
     file file
     2 long file drawer
     chair

 23-32: 3 overhead bins w/lights
     drawer drawer file
     2 long file drawer
     chair

 33-44: 2 overhead bins w/lights
     drawer drawer file
     file file
     chair

 45-46: NO DESKs but 2 overheads w/lights
     Round table
     8 chairs

 47-64: 2 overhead bins w/lights
     drawer drawer file
     file file
     chair

 65-66: Overhead bin w/light
     2 file file
     chair




 67:      Overhead w/light
     2 file file
     chair

 68:      Overhead bin w/light
     2 file file
     chair

 69-70: 2 overhead bins w/lights
     drawer drawer file
     file file
     chair

 71:      2 overhead bins w/light
     2 file file
     chair

 72-75: 2 overhead bins w/lights
     drawer drawer file
     file file
     chair

 76: 2    overhead bins w/light
     2 file file
     chair

 77-78: 2 overhead bins w/lights
     drawer drawer file
     file file
     chair

 79: 2 overhead bins w/lights
     2 drawer drawer file
     chair

 Next to 79:   1 table
          1 desk
          2 chairs
          wall shelves

 Hallway outside 79:
          2 desks
          3 shelf unit

 80:      6 tables
     5 desks
     7 chairs
     5 drawer file
     1 TV stand

 82-84: 3 overhead bins w/lights
     2 drawer drawer file
     chair



                         LANDLORD CONSENT TO SUBLEASE

     This Consent is entered into as of this 28th day, April, 1999 by and among EOP-TRI-STATE INTERNATIONAL, L.L.C., a Delaware limited liability company ("Landlord"), Alternative Resources Corporation, a Delaware corporation ("Sublandlord") Success National Bank, Inc., an Illinois corporation ("Subtenant").

                                  RECITALS:

A. Landlord (as successor in interest to Beachon Properties L.P., as successor in interest to New York Life Insurance Company), and landlord, and Sublandlord, as tenant are parties to that certain lease agreement dated July 15, 1996, as amended by instrument dated September 23, 1996 (collectively, the "Lease") pursuant to which Landlord has leased to Sublandlord certain premises containing approximately 26,578 rentable square feet (the "Premises") know as Suite No. 300 on the third floor of the building commonly known as Tri-State International Office Center located at 100 Tri-State International Office Center, Lincolnshire, Illinois (the "Building").

B. Sublandlord and Subtenant are about to enter into that certain sublease agreement attached hereto as Exhibit A (the "Sublease Agreement") pursuant to which Sublandlord has agreed to sublease to Subtenant certain premises described as follows: Suite No. 300 containing approximately 26,578 rentable square feet in the Building (the "Sublet Premises") constituting all of the Premises.

C. Sublandlord and Subtenant have requested Landlord's consent to the Sublease Agreement.

D. Landlord has agreed to give such consent upon the terms and conditions contained in this Consent.

NOW THEREFORE, in consideration of the foregoing preambles which by this reference are incorporated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the Sublease Agreement, subject to the following terms and conditions, all of which are hereby acknowledged and agreed to by Sublandlord and Subtenant;

     1. Sublease Agreement. Sublandlord and Subtenant hereby represent that a true and complete copy of the Sublease Agreement is attached hereto and made a part hereof of as Exhibit A.

     2. Representations. Sublandlord hereby represents and warrants that Sublandlord (i) has full power and authority to sublease the Sublet Premises to Subtenant, (ii) has not transferred or conveyed its interest in the Lease to any person or entity collaterally or otherwise, and (iii) has full power and authority to enter into the Sublease Agreement and this Consent. Subtenant hereby represents and warrants that Subtenant has full power and authority to enter into the Sublease Agreement and this Consent.

     3. Indemnity and Insurance. Subtenant hereby assumes, with respect to Landlord, all of the indemnity and insurance obligations of the Sublandlord under the Lease, provided that the foregoing shall not be construed as relieving or releasing Sublandlord from any such obligations.



     4. No Release. Nothing contained in the Sublease Agreement or this Consent shall be construed as relieving or releasing Sublandlord from any of its obligations under the Lease, it being expressly understood and agreed that Sublandlord shall remain liable for such obligations notwithstanding anything contained in the Sublease Agreement or this Consent or any subsequent assignment(s), sublease(s) or Transfer(s) of the interest of the tenant under the Lease. Sublandlord shall be responsible for the collection of all rent due it from Subtenant, and for the performance of all the other terms and conditions of the Sublease Agreement, it being understood that Landlord is not a party to the Sublease Agreement and, notwithstanding anything to the contrary contained in the Sublease Agreement, is not bound by any terms or provisions contained in the Sublease Agreement and is not obligated to Sublandlord or Subtenant for any of the duties and obligations contained therein.

     5. Administrative Fee. Upon Sublandlord's execution and delivery of this Consent, Sublandlord shall pay to Landlord the sum of Five Hundred Dollars ($500.00) in consideration for Landlord's review of the Sublease Agreement and the preparation and delivery of this Consent.

     6. No Transfer. Subtenant shall not further sublease the Sublet Premises, assign its interest as the Subtenant under the Sublease Agreement or otherwise transfer its interest in the Sublet Premises or the Sublease Agreement to any person or entity without the written consent of Landlord, which Landlord may withhold in its sole discretion.

     7. Lease. In no event shall the Sublease Agreement or this Consent be construed as granting or conferring upon the Sublandlord or the Subtenant any greater rights than those contained in the Lease nor shall there be any diminution of the rights and privileges of the Landlord under the Lease. Without limiting the scope of the preceding sentence, any construction or alterations performed in or to the Sublet Premises shall be performed with Landlord's prior written approval and in accordance with the terms and conditions of the Lease.

     8. Services. Sublandlord hereby authorizes Subtenant, as agent for Sublandlord, to obtain services and materials for or related to the Sublet Premises, and Sublandlord agrees to pay for such services and materials as additional Rent under the Lease upon written demand from Landlord. However, as a convenience to Sublandlord, Landlord may bill Subtenant directly for such services and materials, or any portion thereof, in which event Subtenant shall pay for the services and materials so billed upon written demand, provided that such billing shall not relieve Sublandlord from its primary obligation to pay for such services and materials.

     9. Attornment. If the Lease or Sublandlord's right to possession thereunder terminates for any reason prior to expiration of the Sublease Agreement, Subtenant agrees, at the election of Landlord, to attorn to Landlord upon the then executory terms and conditions of the Sublease Agreement for the remainder of the term of the Sublease Agreement. If Landlord does not so elect, the Sublease Agreement and all rights of Subtenant in the Sublet Premises shall terminate upon the date of termination of the Lease or Sublandlord's right to possession thereunder.

     10. Sublandlord Notice Address. If Sublandlord is subleasing the entire Premises or otherwise vacating the Premises, Sublandlord shall provide Landlord with a new address for notices to Sublandlord under the Lease. If Sublandlord fails to provide Landlord with written notice of such new address, then Landlord may continue to send notices to Sublandlord at the address(es) provided in, and in accordance with the terms of, the Lease.

     11. Counterparts. This consent may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties.

     IN WITNESS WHEREOF, Landlord, Sublandlord and Subtenant have executed this Consent as of the date set forth above.

WITNESS/ATTEST           LANDLORD:  EOP-TRI-STATE INTERNATIONAL, L.L.C.,
                              A Delaware limited liability company
______________________
                         By:  EOP Operating Limited Partnership, a
Name (print):       _____________       Delaware limited partnership, its sole
member

__________________________         By:  Equity Office Properties Trust, a
Maryland
                                   real estate investment trust, its managing
Name (print):       _______________________       general partner

                                   By:  ____________________________

                                   Name:     ____________________________

                                   Title:    _____________________________

 WITNESS/ATTEST               SUBLANDLORD:  Alternative Resources Corporation
                                        A Delaware corporation
_________________________          By:  _________________________________

Name (print):       __________________  Name:
_______________________________

                              Title:    _______________________________

Name (print):       ___________________

WITNESS/ATTEST           SUBTENANT:  Success National Bank
                                        a(n) Illinois corporation
___________________________
                              By:  _______________________________

Name (print):       ___________________ Name:
_____________________________

_______________________________    Title:         _________________________

Name (print):       ______________________



                                  EXHIBIT A

                              SUBLEASE AGREEMENT